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                              AMENDED AND RESTATED

                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

               THE LEATHER FACTORY, INC., a Delaware corporation;
            ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation;
                THE LEATHER FACTORY, INC., a Nevada corporation;
      THE LEATHER FACTORY OF NEVADA INVESTMENTS INC., a Nevada corporation;
               TANDY LEATHER COMPANY, INC., a Nevada corporation;
         TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation;
             THE LEATHER FACTORY, L.P., a Texas limited partnership;
            TANDY LEATHER COMPANY, L.P., a Texas limited partnership;
     HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation; and
                THE LEATHER FACTORY, INC., an Arizona corporation

                                       AND

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

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                                 March 20, 2002

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

                                Table of Contents

ARTICLE I  DEFINITIONS.........................................................1
    Section 1.1 Definitions....................................................1
    Section 1.2 Other Definitional Terms; Rules of Interpretation.............12

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY...........................13
    Section 2.1 Existing Revolving Advances...................................13
    Section 2.2 Revolving Advances............................................13
    Section 2.3 Procedures for Requesting Advances............................13
    Section 2.4 LIBO Rate Advances............................................14
    Section 2.5 Letters of Credit.............................................16
    Section 2.6 Payment of Amounts Drawn Under Letters of Credit;
       Obligation of Reimbursement............................................17
    Section 2.7 Special Account...............................................17
    Section 2.8 Obligations Absolute..........................................18
    Section 2.9 Interest; Minimum Interest Charge; Default Interest;
       Participations; Clearance Days; Usury..................................18
    Section 2.10 Fees.........................................................19
    Section 2.11 Time for Interest Payments; Payment on Non-Banking Days;
       Computation of Interest and Fees.......................................21
    Section 2.12 Increased Costs; Capital Adequacy; Funding Exceptions........21
    Section 2.13 Lockbox; Collateral Account; Application of Payments.........24
    Section 2.14 Termination of Credit Facility; Automatic Renewal............25
    Section 2.15 Voluntary Prepayment; Reduction of the Maximum Line;
       Termination of the Credit Facility by the Borrowers....................25
    Section 2.16 Mandatory Prepayment.........................................25
    Section 2.17 Revolving Advances to Pay Obligations........................26
    Section 2.18 Use of Proceeds..............................................26
    Section 2.19 Liability Records............................................26

ARTICLE III  SECURITY INTEREST; OCCUPANCY; SETOFF.............................26
    Section 3.1 Grant of Security Interest....................................26
    Section 3.2 Notification of Account Debtors and Other Obligors............26
    Section 3.3 Assignment of Insurance.......................................27
    Section 3.4 Occupancy.....................................................27
    Section 3.5 License.......................................................27
    Section 3.6 Financing Statement...........................................28
    Section 3.7 Setoff........................................................28
    Section 3.8 Collateral....................................................28
    Section 3.9 Accommodation Party Defenses Waived...........................28

ARTICLE IV  CONDITIONS OF LENDING.............................................29
    Section 4.1 Conditions Precedent to the Initial Revolving Advance and
       Letter of Credit.......................................................29
    Section 4.2 Conditions Precedent to All Advances and Letters
       of Credit..............................................................31

ARTICLE V  REPRESENTATIONS AND WARRANTIES.....................................31
    Section 5.1 Existence and Power; Name; Chief Executive Office;
       Inventory and Equipment Locations;
         Federal Employer Identification Number...............................31
    Section 5.2 Capitalization................................................32
    Section 5.3 Authorization of Borrowing; No Conflict as to
       Law or Agreements..................................32
    Section 5.4 Legal Agreements..............................................32
    Section 5.5 Subsidiaries..................................................32
    Section 5.6 Financial Condition; No Adverse Change........................32
    Section 5.7 Litigation....................................................33
    Section 5.8 Regulation U..................................................33
    Section 5.9 Taxes.........................................................33
    Section 5.10 Titles and Liens.............................................33
    Section 5.11 Intellectual Property Rights.................................33
    Section 5.12 Plans........................................................34
    Section 5.13 Default......................................................35
    Section 5.14 Environmental Matters........................................35
    Section 5.15 Submissions to Lender........................................36
    Section 5.16 Financing Statements.........................................36
    Section 5.17 Rights to Payment............................................36
    Section 5.18 Financial Solvency...........................................36

ARTICLE VI  COVENANTS.........................................................37
    Section 6.1 Reporting Requirements........................................37
    Section 6.2 Financial Covenants...........................................41
    Section 6.3 Permitted Liens; Financing Statements.........................42
    Section 6.4 Indebtedness..................................................43
    Section 6.5 Guaranties....................................................43
    Section 6.6 Investments and Subsidiaries..................................43
    Section 6.7 Dividends and Distributions...................................44
    Section 6.8 Salaries......................................................44
    Section 6.9 Books and Records; Inspection and Examination.................44
    Section 6.10 Account Verification.........................................45
    Section 6.11 Compliance with Laws.........................................45
    Section 6.12 Payment of Taxes and Other Claims............................45
    Section 6.13 Maintenance of Properties....................................45
    Section 6.14 Insurance....................................................46
    Section 6.15 Preservation of Existence....................................46
    Section 6.16 Delivery of Instruments, etc.................................46

    Section 6.17 Sale or Transfer of Assets; Suspension of
       Business Operations....................................................46
    Section 6.18 Consolidation and Merger; Asset Acquisitions.................47
    Section 6.19 Sale and Leaseback...........................................47
    Section 6.20 Restrictions on Nature of Business...........................47
    Section 6.21 Accounting...................................................47
    Section 6.22 Discounts, etc...............................................47
    Section 6.23 Plans........................................................47
    Section 6.24 Place of Business; Name......................................47
    Section 6.25 Constituent Documents; S Corporation Status..................48
    Section 6.26 Performance by the Lender....................................48

ARTICLE VII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES...........................48
    Section 7.1 Events of Default.............................................48
    Section 7.2 Rights and Remedies...........................................51
    Section 7.3 Certain Notices...............................................52

ARTICLE VIII  MISCELLANEOUS...................................................52
    Section 8.1 Restatement of Old Credit Agreement...........................52
    Section 8.2 Release.......................................................52
    Section 8.3 No Waiver; Cumulative Remedies; Compliance with Laws..........52
    Section 8.4 Amendments, Etc...............................................53
    Section 8.5 Addresses for Notices; Requests for Accounting................53
    Section 8.6 Servicing of Credit Facility..................................53
    Section 8.7 Further Documents.............................................54
    Section 8.8 Costs and Expenses............................................54
    Section 8.9 Indemnity.....................................................55
    Section 8.10 Participants.................................................56
    Section 8.11 Execution in Counterparts; Telefacsimile Execution...........56
    Section 8.12 Retention of Borrowers' Records..............................56
    Section 8.13 Binding Effect; Assignment; Complete Agreement;
       Exchanging Information..........................56
    Section 8.14 Severability of Provisions...................................56
    Section 8.15 Headings.....................................................57
    Section 8.16 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.....57

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                           Dated as of March 20, 2002

         This Agreement is made by and among The Leather Factory, Inc., a Delaware corporation; Roberts, Cushman & Company, Inc., a New York corporation; The Leather Factory, Inc., a Nevada corporation; The Leather Factory of Nevada Investments Inc., a Nevada corporation; Tandy Leather Company, Inc., a Nevada corporation; Tandy Leather Company Investments, Inc., a Nevada corporation; The Leather Factory, L.P., a Texas limited partnership; Tandy Leather Company, L.P., a Texas limited partnership; Hi-Line Leather & Manufacturing Company, a California corporation; and The Leather Factory, Inc., an Arizona corporation (collectively, the "Borrowers" and each a "Borrower"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         Capitalized terms used in the following recitals have the meanings given in Section 1.1 below.

         The Borrowers and the Old Lender are parties to the Old Credit Documents. Pursuant to an Assignment of Indebtedness and Loan Documents of even date herewith, the Old Lender has assigned to the Lender all of its right, title and interest in the Old Credit Documents.

         As a condition to providing financial accommodations to the Borrowers, the Lender has required the Borrowers to amend and restate the Old Credit Agreement and the Old Note subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided, the following terms shall have the meanings assigned to them in this Section or in the Section referenced after such term:

         "Accounts" means as to any Person, all of that Person's accounts, as such term is defined in the UCC, including each and every right of that Person to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Person or by some other person who subsequently transfers such person's interest to the Person, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Person may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

         "Advance" means a Revolving Advance.

         "Affiliate" or "Affiliates" means TLF Canada and any other Person controlled by, controlling or under common control with any Borrower, including any Subsidiary of any Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Amended and Restated Credit and Security Agreement.

         "Availability" means the difference of (a) the Borrowing Base and (b) the sum of (i) the outstanding principal balance of the Revolving Note and (ii) the L/C Amount.

         "Banking Day" means a day on which the Federal Reserve Bank of New York is open for business and, if such day relates to a LIBO Rate Advance, a day on which dealings are carried on in the London interbank eurodollar market.

         "Base Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, National Association at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for loans making reference thereto.

         "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP and on a consolidated basis.

         "Borrowing Base" means at any time the lesser of:

         (a)      the Maximum Line; or

         (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                  (i)      85% of Eligible Accounts, plus

                  (ii) the lesser of (A) 60% of Eligible Inventory or (B) $5,000,000.

         "Capital Expenditures", as to any Person, means for a period, any expenditure of money during such period for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

         "Collateral" means all of the Borrowers' Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (a) all substitutions and replacements for and products of any of the foregoing; (b) in the case of all goods, all accessions; (c) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (d) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (e) all collateral subject to the Lien of any Security Document; (f) any money, or other assets of the Borrowers that now or hereafter come into the possession, custody, or control of the Lender; (g) all sums on deposit in the Special Account; and (h) proceeds of any and all of the foregoing.

         "Collateral Account" means the "Lender Account" as defined in the Collection Account Agreement.

         "Collection   Account   Agreement"   means  the  Amended  and  Restated
Collection Account Agreement by and among the Borrowers, the Lender and Wells Fargo Bank Texas, of even date herewith.

         "Commitment" means the Lender's commitment to make Advances to, and to cause the Issuer to issue Letters of Credit for the account of, the Borrowers pursuant to Article II.

         "Constituent   Documents"   means  with  respect  to  any  Person,   as
applicable, such Person's certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person's existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among such Person's owners.

         "Copyright Security Agreement" means the Copyright Security Agreement by the Borrowers in favor of the Lender dated as of November 22, 2000.

         "Credit Facility" means the credit facility being made available to the Borrowers by the Lender under Article II.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

         "Default Period" means any period of time beginning on the day a Default or Event of Default occurs and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

         "Default Rate" means an annual interest rate equal to three percent (3%) over the Floating Rate, which interest rate shall change when and as the Floating Rate changes.

         "Director" means with respect to any Borrower, a director if the Borrower is a corporation, a governor if the Borrower is a limited liability company, or a general partner if the Borrower is a partnership.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated) that is a member of a group which includes any Borrower and which is treated as a single employer under Section 414 of the IRC.

         "Eligible Accounts" means all unpaid Accounts owed to any Eligible Borrower arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any such Accounts having any of the following characteristics:

         (i) That portion of Accounts unpaid 90 days or more after the invoice date;

         (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

         (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the applicable Eligible Borrower to the customer, including progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

         (iv) Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office;

         (v) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the applicable Eligible Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

         (vi) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

         (vii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

         (viii) Accounts owed by an Owner, Subsidiary, Affiliate, Officer or employee of any Borrower or TLF Canada;

         (ix) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender;

         (x) That portion of Accounts that has been restructured, extended, amended or modified;

         (xi) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

         (xii) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 15% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or (x) above; and

         (xiii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

         "Eligible Borrower" means Roberts Cushman, TLF Texas LP, or Tandy Texas LP and "Eligible Borrowers" means Roberts Cushman, TLF Texas LP, and Tandy Texas LP.

         "Eligible Inventory" means all Inventory of the Eligible Borrowers, at the lower of cost or market value as determined in accordance with GAAP; but excluding any Inventory having any of the following characteristics:

         (i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

         (ii)     Supplies, packaging or maintenance parts;

         (iii)    Sample Inventory owned by TLF Texas LP or Tandy Texas LP;

         (iv)     Work-in-process Inventory;

         (v) Inventory that is damaged, obsolete, slow moving or not currently saleable in the normal course of the applicable Eligible Borrower's operations;

         (vi) Inventory that the applicable Eligible Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

         (vii)    Inventory that is perishable or live;

         (viii) Inventory manufactured by the applicable Eligible Borrower pursuant to a license unless the applicable licensor has agreed in a writing acceptable to the Lender in its sole discretion to permit the Lender to exercise its rights and remedies against such Inventory;

         (ix) Inventory that is subject to a Lien in favor of any Person other than the Lender; and

         (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

         "Environmental   Law"  means  any  federal,   state,   local  or  other
governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

         "Equipment" means, as to any Person, all of that Person's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by a Borrower.

         "Event of Default" has the meaning specified in Section 7.1.

         "Existing Revolving Advances" has the meaning given in Section 2.1.

         "Financial Covenants" means the covenants set forth in Section 6.2.

         "Floating Rate" means an annual interest rate equal to the Base Rate, which interest rate shall change when and as the Base Rate changes.

         "Floating Rate Advance" means an Advance bearing interest at the Floating Rate.

         "Funding Date" has the meaning given in Section 2.2.

         "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.

         "General Intangibles" means, as to any Person, all of that Person's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use that Person's name, and the goodwill of that Person's business.

         "Guarantor" means TLF Canada and any other Person now or hereafter guaranteeing the Obligations.

         "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

         "IRC" means the Internal Revenue Code of 1986.

         "Infringe" means when used with respect to Intellectual Property Rights any infringement or other violation of Intellectual Property Rights.

         "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

         "Interest Period" means relative to any LIBO Rate Advance, the period beginning on (and including) the date on which such LIBO Rate Advance is made, or continued as, or converted into, a LIBO Rate Advance pursuant to Sections 2.3(a), 2.4(a) or 2.4(b) and shall end on (but exclude) the day which numerically corresponds to such date one (1), two (2), three (3), or six (6) months thereafter (or, if such month has no numerically corresponding day, on the last Banking Day of such month), as the Parent Borrower may select in its relevant notice pursuant to Sections 2.3(a), 2.4(a) or 2.4(b); provided, however, that:

         (a) no more than three (3) different Interest Periods may be outstanding at any one time;

         (b) if an Interest Period would otherwise end on a day which is not a Banking Day, such Interest Period shall end on the next following Banking Day (unless such next following Banking Day is the first Banking Day of a month, in which case such Interest Period shall end on the next preceding Banking Day); and

         (c) no Interest Period applicable to an Advance may end later than thirty (30) days before a Maturity Date.

         "Inventory" means as to any Person, all of that Person's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

         "Investment Property" means as to any Person all of that Person's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

         "Issuer" means the issuer of any Letter of Credit.

         "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

         "L/C Application" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

         "LIBO Base Rate" means with respect to an Interest Period, the rate per annum equal to the rate (rounded up to the nearest one-sixteenth of one percent (1/16%)) determined by the Lender in accordance with Section 2.4(c) to be a rate at which United States Dollar deposits are offered to major banks in the London interbank eurodollar market for funds to be made available on the first day of such Interest Period and maturing at the end of such Interest Period.

         "LIBO Rate" means with respect to an Interest Period, the rate obtained by adding (a) two and sixty hundredths of one percent (2.60%) to (b) the rate obtained by dividing (i) the applicable LIBO Base Rate by (ii) a percentage equal to one (1.00) minus the applicable percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to eurodollar fundings (currently referred to as "Eurocurrency Liabilities" in Regulation D) or any other maximum reserve requirements applicable to a member bank of the Federal Reserve System with respect to LIBO Rate Advances.

         "LIBO Rate Advance" means any Advance which bears interest at a rate determined by reference to a LIBO Rate.

         "Letter of Credit" has the meaning specified in Section 2.5.

         "Licensed Intellectual Property" has the meaning given in Section 5.11(c).

         "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

         "Loan Documents" means this Agreement, the Note, the Security Documents and any L/C Application.

         "Lockbox" has the meaning given in Section 2.13(a).

         "Maturity Date" has the meaning given in Section 2.14.

         "Maximum Line" means $7,500,000 unless said amount is reduced pursuant to Section 2.15, in which event it means such lower amount.

         "Minimum Interest Charge" has the meaning given in Section 2.9(b).

         "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any Borrower or any ERISA Affiliate contributes or is obligated to contribute.

         "Net Income" means after-tax net income from continuing operations as determined in accordance with GAAP.

         "Note" means the Revolving Note.

         "Obligation of Reimbursement" has the meaning given in Section 2.6(a).

         "Obligations" means the Note, the Obligation of Reimbursement and each and every other debt, liability and obligation of every type and description which any Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of such Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including all indebtedness of the Borrowers arising under any Credit Document or guaranty between any Borrower and the Lender, whether now in effect or hereafter entered into.

         "Officer" means with respect to any Borrower a (a) Chief Executive Officer, President, Treasurer, Secretary or Assistant Secretary, if the Borrower is a corporation, (b) manager if the Borrower is a limited liability company, or
(c) partner if the Borrower is a partnership.

         "Old Credit Agreement" means the Credit and Security Agreement dated as of November 22, 1999 by and among certain Borrowers and the Old Lender, as amended before the date of this Agreement.

         "Old Credit Documents" means the Old Credit Agreement, the Old Revolving Note and all other related documents as set forth in that certain
Assignment of Indebtedness and Loan Documents of even date herewith by and between the Old Lender and the Lender.

         "Old Lender" means Wells Fargo Business Credit, Inc., in its capacity as lender under the Old Credit Documents.

         "Old Revolving Note" means certain Borrowers' revolving promissory note dated as of November 22, 1999, payable to the order of the Old Lender in the original principal amount of $8,500,000.

         "Original Maturity Date" means November 30, 2004.

         "Owned Intellectual Property" has the meaning given in Section 5.11(a).

         "Owner" means with respect to any Borrower, each Person having legal or beneficial title to an ownership interest in any Borrower or a right to acquire such an interest.

         "Parent Borrower" means TLF Delaware.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of any Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

         "Permitted Lien" has the meaning given in Section 6.3(a).

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of any Borrower or any ERISA Affiliate.

         "Premises" means all premises where the Borrowers conduct their businesses and have any rights of possession, including the premises legally described in Exhibit C attached hereto.

         "Reportable Event" means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

         "Revolving Advance" has the meaning given in Section 2.2.

         "Revolving Note" means the Borrowers' revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto.

         "Roberts Cushman" means Roberts, Cushman & Company, Inc., a New York corporation.

         "Security Documents" means this Agreement, the Collection Account Agreement, and the Copyright Security Agreement, and any other document delivered to the Lender from time to time to secure the Obligations.

         "Security Interest" has the meaning given in Section 3.1.

         "Servicer" means Wells Fargo Business Credit, Inc., a Minnesota corporation, or such other person as the Lender may from time to time designate.

         "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.7.

         "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of Directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by any Borrower, by any Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "TLF Canada" means The Leather Factory of Canada, Ltd., a Manitoba corporation.

         "TLF Delaware" means The Leather Factory, Inc., a Delaware corporation.

         "TLF Texas LP" means The Leather Factory, L.P., a Texas limited partnership.

         "Tandy Texas LP" means Tandy Leather Company, L.P., a Texas limited partnership.

         "Termination Date" means the earliest of (a) the Maturity Date, (b) the date the Borrowers terminate the Credit Facility, or (c) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 7.2.

         "UCC" means the Uniform Commercial Code as in effect in the state designated in Section 8.16 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

         "Wells Fargo Bank Texas" means Wells Fargo Bank Texas, National Association, a national banking association.

         Section 1.2 Other Definitional Terms; Rules of Interpretation. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

         Section 2.1 Existing Revolving Advances. The Old Lender has made various revolving advances to certain Borrowers (the "Existing Revolving Advances"), the Borrowers' obligation to pay which is evidenced by the Old Revolving Note. As of the date hereof, the outstanding principal balance of the Existing Revolving Advances was $__________, with interest paid through February 28, 2002. Upon execution and delivery of this Agreement, the Existing Revolving Advances shall be deemed to be Revolving Advances made pursuant to Section 2.2 hereof and repayable in accordance with the Revolving Note. To the extent the Revolving Note evidences the Existing Revolving Advances, the Revolving Note shall be issued in substitution for and replacement of but not in payment of the Old Revolving Note.

         Section 2.2 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrowers from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance to the extent the amount of the requested Revolving Advance exceeds Availability. The Borrowers' obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.2, the Borrowers may borrow, prepay pursuant to Section
2.15 and reborrow.

         Section 2.3 Procedures for Requesting Advances. The Borrowers shall comply with the following procedures in requesting Revolving Advances:

         (a) Type of Advances. Each Advance shall be funded as either a loating Rate Advance or a LIBO Rate Advance, as the Parent Borrower shall specify in the related notice of borrowing or notice of conversion pursuant to this Subsection (a) or Section 2.4(a), provided that during Default Periods, no LIBO Rate Advances shall be made. Floating Rate Advances and LIBO Rate Advances may be outstanding at the same time. Each request for a LIBO Rate Advance shall be in an amount equal to $500,000 or a higher integral multiple of $250,000.

         (b) Time for Requests. The Parent Borrower shall request each Advance not later than 11:00 a.m., Dallas, Texas time on the Banking Day which, in the case of a Floating Rate Advance, is the date the Advance is to be made, and in the case of a LIBO Rate Advance, is at least three (3) Banking Days before the date the Advance is to be made. Each such request shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, to be confirmed in writing by the Parent Borrower if so requested by the Lender (in the form of Exhibit D), shall be by (i) an Officer of the Parent Borrower; or (ii) a person designated as the Parent Borrower's agent by an Officer of the Parent Borrower in a writing delivered to the Lender; or (iii) a person whom the Lender reasonably believes to be an Officer of the Parent Borrower or such a designated agent, and shall specify whether the Advance shall be a Floating Rate Advance or a LIBO Rate Advance and in the case of a LIBO Rate Advance, shall specify the Interest Period to be applicable thereto. The Parent Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         (c) Disbursement. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the same to the Parent Borrower's demand deposit account maintained with Wells Fargo Bank Texas unless the Lender and the Parent Borrower shall agree in writing to another manner of disbursement.

         Section 2.4 LIBO Rate Advances.

         (a) Converting Floating Rate Advances to LIBO Rate Advances; Procedures. So long as no Default Period exists, the Parent Borrower may convert all or any part of any outstanding Floating Rate Advance into a LIBO Rate Advance by giving notice to the Lender of such conversion not later than 11:00 a.m., Dallas, Texas time, on a Banking Day which is at least three (3) Banking Days prior to the date of the requested conversion. Each such notice shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, to be confirmed in writing by the Parent Borrower if so requested by the Lender (in the form of Exhibit E), shall specify the date and amount of such conversion, the total amount of the Floating Rate Advance to be so converted and the applicable Interest Period. Each such conversion shall occur on a Banking Day, and the aggregate amount of Floating Rate Advances converted to LIBO Rate Advances shall equal $500,000 or a higher integral multiple of $250,000.

         (b) Procedures at End of an Interest Period. Unless the Parent Borrower requests a new LIBO Rate Advance in accordance with the procedures set forth below, or prepays the principal of an outstanding LIBO Rate Advance at the expiration of an Interest Period, the Lender shall automatically and without request of the Parent Borrower convert each LIBO Rate Advance to a Floating Rate Advance on the last day of the relevant Interest Period. So long as no Default Period exists, the Parent Borrower may cause all or any part of any outstanding LIBO Rate Advance to continue to bear interest at a LIBO Rate after the end of the then applicable Interest Period by notifying the Lender not later than 11:00 a.m., Dallas, Texas time, on a Banking Day which is at least three (3) Banking Days prior to the first day of the new Interest Period. Each such notice shall be in writing (in the form of Exhibit F) or by telephone or telecopy transmission, to be confirmed in writing by the Parent Borrower if the Lender so requests, shall be effective when received by the Lender, and shall specify the first day of the applicable Interest Period, the amount of the expiring LIBO Rate Advance to be continued and the applicable Interest Period. Each new Interest Period shall begin on a Banking Day and the amount of each Advance bearing a new LIBO Rate shall be equal to $500,000 or a higher integral multiple of $250,000.

         (c) Setting and Notice of Rates. The Lender shall determine applicable LIBO Rate for each Interest Period between the opening of business and 12:00 Noon, Dallas, Texas time, on the second Banking Day preceding the beginning of such Interest Period, and shall notify the Parent Borrower thereof by telephone or in writing. Each such determination of the applicable LIBO Rate shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Lender, upon written request of the Parent Borrower, shall deliver to the Parent Borrower a statement showing the computations used by the Lender in determining the applicable LIBO Rate.

         (d) Funding Losses. The Borrowers shall, upon demand by the Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), indemnify the Lender against any loss or expense which the Lender may have sustained or incurred (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain LIBO Rate Advances) or which the Lender may be deemed to have sustained or incurred, as reasonably determined by the Lender, due to (i) the Borrowers' failure to make when due any payment in connection with any LIBO Rate Advances, (ii) the Borrowers' failure to borrow or convert any LIBO Rate Advances on a date specified therefor in a notice thereof or (iii) any payment or prepayment of any LIBO Rate Advance on a date other than the last day of the applicable Interest Period. For this purpose, all notices under Sections 2.3(a), 2.4(a) or 2.4(b) shall be deemed to be irrevocable.

         (e) Right of Lender to Fund through Other Offices. The Lender may fulfill its agreements hereunder with respect to any LIBO Rate Advance by causing a foreign branch or affiliate of the Lender to make such LIBO Rate Advance; provided, that in such event the obligation of the Borrowers to repay such LIBO Rate Advance shall nevertheless be to the Lender and such LIBO Rate Advance shall be deemed held by the Lender for the account of such branch or affiliate.

         (f) Discretion of Lender as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, the Lender may fund and maintain all or any part of its LIBO Rate Advances in any manner it deems fit, it being understood, however, that for the purposes of this Agreement (specifically including Subsection (d)) all determinations hereunder shall be made as if the Lender had actually funded and maintained each LIBO Rate Advance during each Interest Period for such LIBO Rate Advance through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the appropriate LIBO Rate for such Interest Period.

         Section 2.5 Letters of Credit.

         (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for any Borrower's account by guaranteeing payment of that Borrower's obligations or being a co-applicant. The Lender shall have no obligation to cause an Issuer to issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of:

                  i)       $500,000 less the L/C Amount, or

                  ii)      Availability.

Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the applicable Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

         (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

         (c) Any request to cause an Issuer to issue a Letter of Credit shall be deemed to be a representation by the Borrowers that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

         Section  2.6  Payment  of  Amounts   Drawn  Under  Letters  of  Credit;
Obligation of Reimbursement. Each Borrower acknowledges that the Lender, as co-applicant, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrowers shall pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

         (a) The Borrowers shall pay to the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrowers' obligation to pay all such amounts is herein referred to as the "Obligation of Reimbursement").

         (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

         (c) If a draft is submitted under a Letter of Credit when the Borrowers are unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrowers shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrowers' inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

         (d) The Borrowers' obligation to pay any Revolving Advance made under this Section 2.6, shall be evidenced by the Revolving Note and shall bear interest as provided in Section 2.9.

         Section 2.7 Special Account. If the Credit Facility is terminated for any reason while any Letter of Credit is outstanding, the Borrowers shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Lender may apply amounts on deposit in the Special Account at any time or from time to time to the Obligations in the Lender's sole discretion. No Borrower may withdraw any amounts on deposit in the Special Account as long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Parent Borrower when the Lender is required to release its security interest in the Special Account under applicable law.

         Section 2.8 Obligations Absolute. The Borrowers' obligations arising under Section 2.6 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.6, under all circumstances whatsoever, including (without limitation) the following circumstances:

         (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

         (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

         (c) the existence of any claim, setoff, defense or other right which any Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

         (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

         (e) payment by or on behalf of the Issuer under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

         (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Section 2.9 Interest; Minimum Interest Charge; Default Interest; Participations; Clearance Days; Usury.


         (a)      Revolving  Note.  Except as set forth in  Subsections  (c) and
(f), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

         (b) Minimum Interest Charge. Notwithstanding the interest payable pursuant to Subsection (a), the Borrowers shall pay to the Lender interest of not less than $100,000 per Loan Year (the "Minimum Interest Charge") during the term of this Agreement, and the Borrowers shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Subsection (a) on the first day following each anniversary of the Funding Date and on the Termination Date. As used in this subsection (b), "Loan Year" means each one-year period ending on an anniversary of the Funding Date.

         (c) Default Interest Rate. Upon notice to the Parent Borrower from the Lender from time to time, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective as of the first day of the fiscal month during which any Default Period begins through the last day of such Default Period. The Lender's election to charge the Default Rate shall be in its sole discretion and shall not be a waiver of any of its other rights and remedies. The Lender's election to charge interest at the Default Rate for less than the entire period during which the Default Rate may be charged shall not be a waiver of its right to later charge the Default Rate for the entire such period.

         (d) Clearance Days. Interest at the interest rate applicable under this Section 2.9 shall accrue on the amount of all payments (even if in the form of immediately available federal funds) for one (1) day for clearance.

         (e) Participations. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement under this Agreement, the Borrowers shall be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.9, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than that calculated under this Section 2.9, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

         (f) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

         Section 2.10 Fees.

         (a) Unused Line Fee. For purposes of this Section 2.10(a), "Unused Amount" means the Maximum Line reduced by (1) outstanding Revolving Advances and
(2) the L/C Amount. The Borrowers shall pay to the Lender an unused line fee at the rate of one half of one percent (0.50%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

         (b) Letter of Credit Fees. The Borrowers shall pay to the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of two percent (2%), of the aggregate amount that may then be drawn assuming compliance with all conditions for drawing (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; provided, however that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to five percent (5%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of the Issuer with respect to or in connection with such Letter of Credit.

         (c) Letter of Credit Administrative Fees. The Borrowers shall pay to the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

         (d) Audit Fees. The Borrowers shall pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by or on behalf of the Lender of any Collateral or the Borrowers' operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $600 per day per auditor, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection; provided, however, that except during Default Periods, the Borrowers shall not have to reimburse the Lender for such fees, costs and expenses incurred in connection with more than (i) two audits conducted by the Lender per fiscal year and (ii) two audits conducted by a third party on behalf of the Lender per fiscal year.

         (e) Termination and Line Reduction Fees. If the Credit Facility is terminated by the Lender during a Default Period that begins before a Maturity Date, or by the Borrowers (i) as of a date other than a Maturity Date or (ii) as of a Maturity Date but without the Lender having received written notice of such termination at least 90 days before such Maturity Date, or if the Borrowers reduce the Maximum Line, the Borrowers shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction of the Maximum Line, as the case may be) as follows: (A) two percent (2%) if the termination or reduction occurs on or before November 30, 2002; (B) one percent (1%) if the termination or reduction occurs after November 30, 2002 but on or before November 30, 2003; and (C) one-half of one percent (0.50%) if the termination or reduction occurs after November 30, 2003.

         (f) Waiver of Termination Fees. The Borrowers will not be required to pay the termination fees otherwise due under subsection (e) if such termination is made because of increased cash flow generated from the Borrowers' operations or because of refinancing by an affiliate of the Lender.

         (g) Other Fees. The Lender may from time to time, upon five (5) days prior notice to the Parent Borrower during a Default Period, charge additional fees for Revolving Advances made and Letters of Credit issued in excess of Availability, for late delivery of reports, in lieu of imposing interest at the Default Rate, and for other reasons. The Parent Borrower's request for a Revolving Advance or the issuance of a Letter of Credit at any time after such notice is given and such five (5) day period has elapsed shall constitute the Borrowers' agreement to pay the fees described in such notice.

         Section 2.11 Time for Interest Payments; Payment on Non-Banking Days; Computation of Interest


         (a) Time For Interest Payments. Interest accruing on Floating Rate Advances shall be due and payable in arrears on the first day of each month and on the Termination Date. Interest accruing on each LIBO Rate Advance shall be due and payable on the last day of the applicable Interest Period; provided, however, for Interest Periods longer than three (3) months, interest shall be due and payable monthly in arrears on the last day of the third month occurring after commencement of such Interest Period, on the last day of each three-month period thereafter (if any) and on the last day of such Interest Period.

         (b) Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         (c) Computation of Interest and Fees. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

         Section 2.12 Increased Costs; Capital Adequacy; Funding Exceptions.

         (a) Increased Costs; Capital Adequacy. If the Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Lender may so notify the Parent Borrower and require the Borrowers, beginning fifteen (15) days after such notice, to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.12:

                  (i) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (ii) "Eurodollar Rule" means Regulation D of the Board of Governors of the Federal Reserve System and any law, rule, regulation, guideline, directive, requirement or request regarding (A) taxes, duties or other charges, exemptions with respect to LIBO Rate Advances or the Lender's obligation to make LIBO Rate Advances, and (B) reserves imposed by the Board of Governors of the Federal Reserve System (but excluding any reserve included in the determination of the LIBO Rate), special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Related Lender, and any other condition affecting the Lender's making, maintaining or funding of LIBO Rate Advances or its obligation to make LIBO Rate Advances, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender.

                  (iii)    "L/C   Rule"   means  any  law,   rule,   regulation,
         guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including those that impose taxes, duties or other similar charges, or mandate reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

                  (iv) "Related Lender" includes (but is not limited to) the Lender, the Issuer, any parent of the Lender or the Issuer, any assignee of any interest of the Lender hereunder and any participant in the Credit Facility.

                  (v) "Return", for any period, means the percentage determined by dividing (i) the sum of interest and ongoing fees earned by the Lender under this Agreement during such period, by (ii) the average capital such Lender is required to maintain during such period as a result of its being a party to this Agreement, as determined by such Lender based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules, Eurodollar Rules and L/C Rules then in effect, costs of issuing or maintaining any Advance or Letter of Credit and amounts received or receivable under this Agreement or the Notes with respect to any Advance or Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (vi) "Rule Change" means any change in any Capital Adequacy Rule, Eurodollar Rule, or L/C Rule occurring after the date of this Agreement, or any change in the interpretation or administration thereof by any governmental or regulatory authority, but the term does not include any changes that at the Funding Date are scheduled to take place under the existing Capital Adequacy Rules, Eurodollar Rules, or L/C Rules or any increases in the capital that the Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of that Lender's financial condition.

The initial notice sent by the Lender shall be sent as promptly as practicable after such Lender learns that its Return has been reduced, shall include a demand for payment of the amount necessary to restore such Lender's Return for the quarter in which the notice is sent, and shall state in reasonable detail the cause for the reduction in its Return and its calculation of the amount of such reduction. Thereafter, such Lender may send a new notice during each calendar quarter setting forth the calculation of the reduced Return for that quarter and including a demand for payment of the amount necessary to restore its Return for that quarter. The Lender's calculation in any such notice shall be conclusive and binding absent demonstrable error.

         (b) Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

                  (i) the Lender determines that deposits in US dollars (in the applicable amounts) are not being offered in the London interbank eurodollar market for such Interest Period; or

                  (ii) the Lender otherwise determines that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBO Rate; or

                  (iii) the LIBO Rate will not adequately and fairly reflect the cost to the Lender of funding any LIBO Rate Advance for such Interest Period, or that the funding of LIBO Rate Advances has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of the Lender materially affects such LIBO Rate Advances;

then the Lender shall promptly notify the Parent Borrower and (A) in the event of any occurrence described in the foregoing clauses (i) and (ii), the Parent Borrower shall enter into good faith negotiations with the Lender in order to determine an alternate method to determine the LIBO Rate, and during the pendency of such negotiations with the Lender, the Lender shall be under no obligation to make any new LIBO Rate Advances and (B) in the event of any occurrence described in the foregoing clause (iii), for so long as such circumstances shall continue, the Lender shall be under no obligation to make any new LIBO Rate Advances.

         (c) Illegality. If any Rule Change should make it or, in the good faith judgment of the Lender, shall raise a substantial question as to whether it is unlawful for the Lender to make, create, maintain or fund LIBO Rate Advances, then (i) the Lender shall promptly notify the Parent Borrower, (ii) the obligation of the Lender to make, maintain or convert into LIBO Rate Advances shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and (iii) for the duration of such unlawfulness, any notice by the Parent Borrower pursuant to Sections 2.3(a), 2.4(a) or 2.4(b) requesting the Lender to make, continue making or convert into LIBO Rate Advances shall be construed as a request to make or to continue making Floating Rate Advances.

         Section 2.13 Lockbox; Collateral Account; Application of Payments.

         (a) Lockbox. Upon the Lender's request during any Default Period, each Borrower shall instruct all account debtors to pay all Accounts directly to a special lockbox (the "Lockbox") to be under the Lender's control. After such request, all invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. If, notwithstanding such instructions, any

Borrower receives any payments on Accounts, such Borrower shall deposit such payments into the Collateral Account. The Borrowers shall also deposit all other cash proceeds of Collateral directly to the Collateral Account. Until so deposited, each Borrower shall hold all such payments and cash proceeds in trust for and as the property of the Lender and shall not commingle such property with any of its other funds or property. All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations.

         (b)      Collateral Accounts.

                  (i) Each Borrower shall cause all checks and other non-cash payments on Accounts to be deposited to account No. 4311266522 or to account No. 4166577288 maintained with Wells Fargo Bank Texas within one Banking Day of receipt. Until so deposited, each Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                  (ii) Amounts deposited in a Collateral Account shall not bear interest and shall not be subject to withdrawal by any Borrower, except after full payment and discharge of all Obligations.

                  (iii) All deposits in a Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one Banking Day, apply deposited funds in any Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (iv) All items deposited in any Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrowers will immediately pay the Lender, or, for items deposited in a Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrowers' commercial account or other account. The Borrowers shall be liable as an endorser on all items deposited in each Collateral Account, whether or not in fact endorsed by a Borrower.

         Section 2.14 Termination of Credit Facility; Automatic Renewal. Unless terminated by the Lender during a Default Period or by the Parent Borrower pursuant to Section 2.15, the Credit Facility shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods (the Original Maturity Date and each anniversary date thereof to which the Credit Facility has been automatically renewed, is herein referred to as a "Maturity Date") unless the Parent Borrower provides the Lender with 90 days prior written notice of its election not to renew the Credit Facility.

         Section 2.15 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by the Borrowers. Except as otherwise provided herein, the Borrowers may prepay the Advances in whole at any time or from time to time in part. The Borrowers may terminate the Credit Facility or reduce the Maximum Line at any time if they (a) give the Lender at least 30 days' prior written notice and (b) pay the Lender termination or Maximum Line reduction fees in accordance with Section 2.10(e). Any reduction in the Maximum Line must be in an amount of not less than $500,000 or an integral multiple thereof. If the Borrowers reduce the Maximum Line to zero, all Obligations shall be immediately due and payable. Subject to termination of the Credit Facility and payment and performance of all Obligations, the Lender shall, at the Borrowers' expense, release or terminate the Security Interest and the Security Documents to which the Borrowers are entitled by law.

         Section 2.16 Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrowers shall (a) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (b) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.16 or under Section 2.15 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

         Section 2.17 Revolving Advances to Pay Obligations. Notwithstanding anything in Section 2.2, the Lender may, in its discretion at any time or from time to time, without the Borrowers' request and even if the conditions set forth in Section 4.2 would not be satisfied, make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

         Section 2.18 Use of Proceeds. The Borrowers shall use the proceeds of Advances and each Letter of Credit for ordinary working capital purposes.

         Section 2.19 Liability Records. The Lender may maintain from time to time, at its discretion, records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrowers establish the contrary. Upon the Lender's demand, the Borrowers will admit and certify in writing the exact principal balance of the Obligations that the Borrowers then assert to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless the Parent Borrower gives the Lender specific written notice of exception within 30 days after receipt.


                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF
                      ------------------------------------

         Section 3.1 Grant of Security Interest. Each Borrower hereby pledges, assigns and grants to the Lender a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations. Upon request by the Lender, each Borrower will grant the Lender a security interest in all commercial tort claims it may have against any Person.

         Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time during any Default Period notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The applicable Borrower will join in giving such notice if the Lender so requests. At any time after the applicable Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the applicable Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrowers' agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of each Borrower's mail to any address designated by the Lender, otherwise intercept each Borrower's mail, and receive, open and dispose of each Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrowers' account or forwarding such mail to such Borrower's last known address.

         Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, each Borrower hereby assigns to the Lender any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of such Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and each Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in any Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.4 Occupancy.

         (a) Each Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during a Default Period.

         (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

         (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Credit Facility, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

         (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrowers shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrowers will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         Section 3.5 License. Without limiting the generality of any other Security Document, each Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of the Borrower for the purpose of: (a) completing the manufacture of any in-process materials during any Default Period so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by such Borrower for its own manufacturing and subject to such Borrower's reasonable exercise of quality control; and (b) selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6 Financing Statement. Each Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by a Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, certain information is set forth in Schedule 3.6.

         Section 3.7 Setoff. The Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to any Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to any Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to that Borrower the amount of such participating interest.

         Section 3.8 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrowers are entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrowers may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application. The Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. Each Borrower waives any right it may have to require the Lender to pursue any third person for any of the Obligations.

         Section 3.9 Accommodation Party Defenses Waived. The parties intend that each Borrower shall be fully liable, jointly and severally, for all Obligations. Nonetheless, in case a court finds that any Borrower is not such a primary obligor with respect to all or any part of the Obligations, the Borrowers expressly waive the benefit of any and all defenses and discharges available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such. Without limiting the generality of the foregoing, the liability of each Borrower hereunder shall not be affected or impaired in any way by any of the following acts or things (which the Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any Obligations; (ii) any extension or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of any Obligations; (iii) any waiver or indulgence granted to any other Borrower or the Guarantor, and any delay or lack of diligence in the enforcement of the Obligations; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, any other Borrower, the Guarantor or other person liable on any Obligations; (v) any release, surrender, cancellation or other discharge of any Obligations or the acceptance of any instrument in renewal or substitution for any instrument evidencing any Obligations; (vi) any failure to obtain collateral security (including rights of setoff) for any Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any Obligations; (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any Collateral, or other collateral security for the Obligations; (viii) any assignment, sale, pledge or other transfer of any of Obligations; or (ix) any manner, order or method of application of any payments or credits on any Obligations.


                                   ARTICLE IV

                              CONDITIONS OF LENDING
                              ---------------------

         Section 4.1 Conditions Precedent to the Initial Revolving Advance and Letter of Credit. The Lender's obligation to make the initial Advance hereunder or to cause any Letters of Credit to be issued shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

         (a)      This Agreement, properly executed by each Borrower.

         (b)      The Note, properly executed by each Borrower.

         (c) A true and correct copy of the leases for the Premises located in Elgin, Illinois; Mesquite, Texas; Missouri City, Texas; and Oklahoma City, Oklahoma; together with a landlord's disclaimer and consent with respect to each such lease.

         (d)      The Collection  Account  Agreement,  properly executed by each
Borrower.

         (e)      Current  searches of appropriate  filing offices  showing that
(i) no Liens have been filed and remain in effect against any Borrower except Permitted Liens or Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender, and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

         (f) A certificate of each Borrower's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of the Borrower's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of the Borrower's Constituent Documents, and (iii) examples of the signatures of the Borrower's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on that Borrower's behalf.

         (g) For each Borrower, a current certificate issued by the Secretary of State of that Borrower's jurisdiction of organization, certifying that Borrower is in compliance with all applicable organizational requirements of such State.

         (h) Evidence that each Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

         (i) An opinion of counsel to the Borrowers and the Guarantor, addressed to the Lender.

         (j) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

         (k)      An amended and  restated  guaranty,  properly  executed by TLF
Canada.

         (l) A certificate of the secretary or assistant secretary of TLF Canada certifying as to (i) the resolutions of the Directors and, if required, Owners, of that company authorizing the execution, delivery and performance of the guaranty and the security agreement executed and delivered to the Lender by it; (ii) the company's articles of incorporation and bylaws; and (iii) the signatures of the Officers or agents authorized to execute and deliver such guaranty and security agreement on behalf of such company.

         (m)      Current  searches of appropriate  filing offices  showing that
(i) no tax or judgment liens have been filed and remain in effect against TLF Canada, (ii) no financing statements have been filed and remain in effect against such company except financing statements acceptable to the Lender in its sole discretion, and (iii) the Lender has duly filed all financing statements necessary to perfect its security interest in the property of such company, to the extent such security interests are capable of being perfected by filing.

         (n) An amended and restated security agreement, duly executed by TLF Canada.

         (o) Payment of the fees and commissions due under Section 2.10 through the date of the initial Advance or Letter of Credit and expenses incurred by the Lender through such date and required to be paid by the Borrowers under Section 8.8, including all legal expenses incurred through the date of this Agreement.

         (p) Such other documents as the Lender in its sole discretion may require.

         Section 4.2 Conditions Precedent to All Advances and Letters of Credit The Lender's obligation to make each Advance and to cause each Letter of Credit to be issued shall be subject to the further conditions precedent that:

         (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of a Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

         (b) no event has occurred and is continuing, or would result from such Advance or issuance of a Letter of Credit which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Each Borrower represents and warrants to the Lender as follows:

         Section 5.1 Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Federal Employer Identification Number. Each Borrower is duly organized, validly existing and in good standing under the laws of the State of its organization and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. For each Borrower, during its existence, (a) it has done business solely under the names set forth in Schedule 5.1, (b) its chief executive office and principal place of business is located at the address set forth in Schedule 5.1, (c) all of its records relating to its business or the Collateral are kept at that location, (d) all of its Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto, and (e) its tax identification and organizational identification numbers are correctly set forth in Schedule 3.6 hereto.

         Section 5.2 Capitalization. Schedule 5.2 constitutes a correct and complete list of all Persons holding ownership interests and rights to acquire ownership interests which if fully exercised would cause such Person to hold more than ten percent (10%) of all ownership interests of any Borrower on a fully diluted basis, and an organizational chart showing the ownership structure of all Subsidiaries of each Borrower.

         Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by each Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not (a) require any consent or approval of any Borrower's Owners; (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (c) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any Borrower or of any Borrower's Constituent Documents; (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected; or (e) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower.

         Section 5.4 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrowers, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms.

         Section 5.5 Subsidiaries. Except as set forth in Schedule 5.5 hereto, no Borrower has any Subsidiaries.

         Section 5.6 Financial Condition; No Adverse Change. The Borrowers have furnished to the Lender audited financial statements for its fiscal year ended December 31, 2000 and unaudited interim financial statements dated as of January 31, 2002, and those statements fairly present the Borrowers' financial condition on the dates thereof and the results of their operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in any Borrower's business, properties or condition (financial or otherwise).

         Section 5.7 Litigation. There are no actions, suits or proceedings pending or, to any Borrower's knowledge, threatened against or affecting any Borrower or any of its Affiliates or the properties of any Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to that Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of that Borrower or any of its Affiliates.

         Section 5.8 Regulation U. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.9 Taxes. Each Borrower and its Affiliates has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. Each Borrower and its Affiliates has filed all federal, state and local tax returns which to the knowledge of the Officers of that Borrower or any Affiliate, as the case may be, are required to be filed, and each Borrower and its Affiliates has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.10 Titles and Liens. Each Borrower has good and absolute title to all Collateral free and clear of all Liens other than Permitted Liens. No financing statement naming any Borrower as debtor is on file in any office except to perfect only Permitted Liens.

         Section 5.11 Intellectual Property Rights.

         (a) Owned Intellectual Property. Schedule 5.11 is a complete list of all patents, applications for patents, trademarks, applications for trademarks, service marks, applications for service marks, mask works, trade dress and copyrights for which any Borrower is the registered owner (the "Owned Intellectual Property"). Except as disclosed on Schedule 5.11, (i) the Borrowers own the Owned Intellectual Property free and clear of all restrictions
(including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise, (ii) no Person other than the Borrowers own or has been granted any right in the Owned Intellectual Property, (iii) all Owned Intellectual Property is valid, subsisting and enforceable and (iv) the Borrowers have taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

         (b) Agreements with Employees and Contractors. Each Borrower has entered into a legally enforceable agreement with each of its employees and subcontractors obligating each such Person to assign to such Borrower, without any additional compensation, any Intellectual Property Rights created, discovered or invented by such Person in the course of such Person's employment or engagement with such Borrower (except to the extent prohibited by law), and further requiring such Person to cooperate with such Borrower, without any additional compensation, in connection with securing and enforcing any Intellectual Property Rights therein; provided, however, that the foregoing shall not apply with respect to employees and subcontractors whose job descriptions are of the type such that no such assignments are reasonably foreseeable.

         (c)      Intellectual  Property Rights  Licensed from Others.  Schedule
5.11 is a complete list of all agreements under which the Borrowers have licensed Intellectual Property Rights from another Person ("Licensed Intellectual Property") other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks ("Off-the-shelf Software") and a summary of any ongoing payments the Borrowers are obligated to make with respect thereto. Except as disclosed on Schedule 5.11 and in written agreements copies of which have been given to the Lender, the Borrowers' licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens, court orders, injunctions, decrees, or writs, whether by written agreement or otherwise. Except as disclosed on Schedule 5.11, the Borrowers are not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

         (d) Other Intellectual Property Needed for Business. Except for Off-the-shelf Software and as disclosed on Schedule 5.11, the Owned Intellectual Property and the Licensed Intellectual Property constitute all Intellectual
Property Rights used or necessary to conduct each Borrower's business as it is presently conducted or as such Borrower reasonably foresees conducting it.

         (e) Infringement. Except as disclosed on Schedule 5.11, no Borrower has have knowledge of, or has received any written claim or notice alleging, any Infringement of another Person's Intellectual Property Rights (including any written claim that a Borrower must license or refrain from using the Intellectual Property Rights of any third party) nor, to any Borrower's knowledge, is there any threatened claim or any reasonable basis for any such claim.

         Section 5.12 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrowers nor any ERISA Affiliate (i) maintains or has maintained any Pension Plan, (ii) contributes or has contributed to any Multiemployer Plan or (iii) provides or has provided post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the IRC or applicable state law). Neither the Borrowers nor any ERISA Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA, the IRC or applicable state law with respect to any Plan. No Reportable Event exists in connection with any Pension Plan. Each Plan which is intended to qualify under the IRC is so qualified, and no fact or circumstance exists which may have an adverse effect on the Plan's tax-qualified status. Neither the Borrowers nor any ERISA Affiliate has (i) any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC) under any Plan, whether or not waived, (ii) any liability under Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan or (iii) any liability or knowledge of any facts or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

         Section 5.13 Default. Each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

         Section 5.14 Environmental Matters.

         (a) To each Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for any Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

         (b) To each Borrower's best knowledge, no Borrower has disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

         (c) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or any Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To each Borrower's best knowledge, no such matter is threatened or impending.

         (d) To each Borrower's best knowledge, its businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in that Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

         (e) To each Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

         (f) The Borrowers have delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or any Borrower's businesses.

         Section 5.15 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrowers in connection with the Borrowers' request for the credit facilities contemplated hereby is (i) true and correct in all material respects, (ii) does not omit any material fact necessary to make such information not misleading and, (iii) as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         Section 5.16 Financing Statements. Each Borrower has authorized the filing of financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section 5.17 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the applicable Borrower's records pertaining thereto as being obligated to pay such obligation.

         Section 5.18 Financial Solvency. Both before and after giving effect to the transactions contemplated in the Loan Documents, none of the Borrowers, Guarantor or their Affiliates:

         (a)      was or will be insolvent,  as that term is used and defined in
Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

         (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of such Borrower or such Affiliate are unreasonably small;

         (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

         (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

         (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction, nor, to the best knowledge of the Borrowers, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.


                                   ARTICLE VI

                                    COVENANTS
                                    ---------

         So long as the Obligations  shall remain unpaid, or the Credit Facility
shall  remain  outstanding,   the  Borrowers  will  comply  with  the  following
requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1 Reporting Requirements. The Borrowers will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

         (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Parent Borrower, the Borrowers will deliver, or cause to be delivered, to the Lender, the Parent Borrower's audited financial statements with the unqualified opinion of Hein & Associates LLP or such other accountants as are selected by the Parent Borrower and acceptable to the Lender, which annual financial statements shall include the Parent Borrower's balance sheet as at the end of such fiscal year and the related statements of the Parent Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Parent Borrower is in compliance with the Financial Covenants; and (iii) a certificate of the Parent Borrower's chief financial officer, chief operating officer or chief executive officer stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Parent Borrower's financial position and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default and, if so, stating in reasonable detail the facts with respect thereto.

         (b) Monthly Financial Statements. As soon as available and in any event within 25 days after the end of each month, the Borrowers will deliver to the Lender an unaudited/internal balance sheet and statements of income and retained earnings of the Parent Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Parent Borrower's chief financial officer, chief operating officer or chief executive officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Parent Borrower's financial position and the results of its operations (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Parent Borrower is in compliance with the Financial Covenants.

         (c) Collateral Reports. Within 25 days after the end of each month or more frequently if the Lender so requires, the Borrowers will deliver to the Lender agings of each Parent Borrower's accounts receivable and each Borrower's accounts payable, an inventory certification report for each Borrower, and a calculation of each Eligible Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period (the "Collateral Reports").

         (d) Sales and Collection Reports. If Availability is less than $750,000 at any time or if a Default Period exists, the Borrowers shall submit sales and collection reports, including sales, collections and any adjustments and such other reports as the Lender may reasonably require to support the sales and collections reports, and shall submit such reports within two (2) days after the end of each week until Availability has been greater than or equal to $750,000 at all times for four (4) consecutive weeks.

         (e) Projections. Before the beginning of each fiscal year of the Borrowers, the Borrowers will deliver to the Lender the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrowers' good faith projections and certified by the Parent Borrower's chief financial officer, chief operating officer, or chief executive officer as being the most accurate projections available and identical to the projections used by the Borrowers for internal planning purposes, together with a statement of underlying assumptions and such supporting schedules and information as the Lender may in its discretion require.

         (f) Litigation. Immediately after the commencement thereof, the Borrowers will deliver to the Lender notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting any Borrower (i) of the type described in Section 5.14(c) or (ii) which seek a monetary recovery against any Borrower in excess of $100,000.

         (g) Defaults. As promptly as practicable (but in any event not later than five business days) after an Officer of a Borrower obtains knowledge of the occurrence of any Default or Event of Default, the Borrowers will deliver to the Lender notice of such occurrence, together with a detailed statement by a responsible Officer of the Parent Borrower of the steps being taken by the Borrowers to cure the effect thereof.

         (h) Plans. As soon as possible, and in any event within 30 days after the any Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, the Borrowers will deliver to the Lender a statement of the Parent Borrower's chief financial officer, chief operating officer or chief executive officer setting forth details as to such Reportable Event and the action which the Borrowers propose to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within 10 days after any Borrower fails to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, the Borrowers will deliver to the Lender a statement of the Parent Borrower's chief operating officer, chief financial officer or chief executive officer setting forth details as to such failure and the action which the Borrowers propose to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event with 10 days after any Borrower knows or has reason to know that it has or is reasonably expected to have any liability under
Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan, such Borrower will deliver to the Lender a statement of the Parent Borrower's chief operating officer, chief financial officer or chief executive officer setting forth details as to such liability and the action which the Borrowers proposes to take with respect thereto.

         (i) Disputes. Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice of (i) any disputes or claims by any Borrower's customers exceeding $100,000 individually or $200,000 in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by any Borrower.

         (j) Officers and Directors. Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice any change in the persons constituting any Borrower's Officers and Directors.

         (k) Collateral. Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of payment thereof.

         (l) Commercial Tort Claims. Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice of any commercial tort claims any Borrower may bring against any person, including the name and address of each defendant, a summary of the facts, an estimate of the Borrower's damages, copies of any complaint or demand letter submitted by the Borrowers, and such other information as the Lender may request.

         (m)      Intellectual Property.

                  (i) The Borrowers will give the Lender 30 days prior written notice of any intent to acquire material Intellectual Property Rights; except for transfers permitted under Section 6.17, the Borrowers will give the Lender 30 days prior written notice of any intent to dispose of material Intellectual Property Rights; and upon request, shall provide the Lender with copies of all applicable documents and agreements.

                  (ii) Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice of (A) any Infringement of Intellectual Property Rights by others, (B) claims that the Borrowers are Infringing another  Person's  Intellectual  Property Rights and (C) any threatened
         cancellation,   termination  or  material  limitation  of  Intellectual
         Property Rights.

                  (iii) Promptly upon receipt, the Borrowers will give the Lender copies of all registrations and filings with respect to Intellectual Property Rights.

         (n) Reports to Owners. Promptly upon their distribution, the Borrowers will deliver to the Lender copies of all financial statements, reports and proxy statements which the Borrowers shall have sent to their Owners.

         (o) SEC Filings. Promptly after the sending or filing thereof, the Borrowers will deliver to the Lender copies of all regular and periodic reports which any Borrower shall file with the Securities and Exchange Commission or any national securities exchange.

         (p) Tax Returns. Promptly upon the Lender's request, copies of the state and federal tax returns and all schedules thereto and an updated financial statement of each Owner of a Borrower and each Guarantor.

         (q) Violations of Law. Promptly upon knowledge thereof, the Borrowers will deliver to the Lender notice of any Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect any Borrower's business or its financial condition.

         (r) Other Reports. From time to time, with reasonable promptness, the Borrowers will deliver to the Lender any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         Section 6.2 Financial Covenants.

         (a) Minimum Book Net Worth. The Parent Borrower will maintain, during each period described below, its Book Net Worth, determined as at the end of each month, at an amount not less than the amount set forth opposite such period:

------------------------------------------------- ------------------------------------------------
                   Period                                     Minimum Book Net Worth
------------------------------------------------- ------------------------------------------------
   January 1st through March 30th of each year    $100,000 less than actual Book Net Worth on the
                                                              preceding December 31st
------------------------------------------------- ------------------------------------------------
    March 31st through June 29th of each year     $225,000 more than the actual Book Net Worth on
                                                            the preceding December 31st
------------------------------------------------- ------------------------------------------------
  June 30th through September 29th of each year   $450,000 more than the actual Book Net Worth on
                                                            the preceding December 31st
------------------------------------------------- ------------------------------------------------


                                       40

------------------------------------------------- ------------------------------------------------
                     Period                                   Minimum Book Net Worth
------------------------------------------------- ------------------------------------------------

September 30th through December 30th of each year $675,000 more than the actual Book Net Worth on the preceding December 31st
------------------------------------------------- ------------------------------------------------
           December 31st of each year             $900,000 more than the actual Book Net Worth on
                                                            the preceding December 31st
------------------------------------------------- ------------------------------------------------

         (b) Minimum Year-to-Date Net Income. The Parent Borrower will achieve during each period described below, fiscal year-to-date Net Income, of not less than the amount set forth opposite such period:

------------------------------------------------- ------------------------------------------------
                     Period                                     Minimum Net Income
------------------------------------------------- ------------------------------------------------
   January 1st through March 30th of each year                      $(100,000)
------------------------------------------------- ------------------------------------------------
    March 31st through June 29th of each year                        $225,000
------------------------------------------------- ------------------------------------------------
  June 30th through September 29th of each year                      $450,000
------------------------------------------------- ------------------------------------------------
September 30th through December 30th of each year                    $675,000
------------------------------------------------- ------------------------------------------------
           December 31st of each year                                $900,000
------------------------------------------------- ------------------------------------------------


         (c) Minimum Net Income. The Parent Borrower will achieve as of the end of each month, Net Income for the three-month period then ending, of not less than $(200,000).

         (d) Capital Expenditures. The Borrowers will not incur or contract to incur Capital Expenditures of more than $700,000 in the aggregate during the 2001 fiscal year, or more than $500,000 in the aggregate during any fiscal year thereafter.

         Section 6.3 Permitted Liens; Financing Statements.

         (a) No Borrower will create, incur or suffer to exist any Lien upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                  (i) in the case of any of a Borrower's property which is not Collateral, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with that Borrower's business or operations as presently conducted;

                  (ii)     Liens in  existence  on the date hereof and listed in
         Schedule 6.3 hereto, securing indebtedness for borrowed money permitted under Section 6.4;

                  (iii) the Security Interest and Liens created by the Security Documents; and

                  (iv) purchase money Liens relating to the acquisition of machinery and equipment of a Borrower not exceeding the lesser of cost or fair market value thereof, not exceeding $100,000 for any one purchase or $250,000 in the aggregate during any fiscal year, and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

         (b) No Borrower will amend any financing statements in favor of the Lender except as permitted by law. Any authorization by the Lender to any Person to amend financing statements in favor of the Lender shall be in writing.

         Section 6.4 Indebtedness. No Borrower will incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on a Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

         (a)      indebtedness arising hereunder;

         (b) indebtedness of the Borrowers in existence on the date hereof and listed in Schedule 6.4 hereto; and

         (c)      indebtedness relating to Permitted Liens..

         Section 6.5 Guaranties. No Borrower will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

         (a) the endorsement of negotiable instruments by a Borrower for deposit or collection or similar transactions in the ordinary course of business; and

         (b)      guaranties,   endorsements  and  other  direct  or  contingent
liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 6.4 hereto.

         Section 6.6 Investments and Subsidiaries. No Borrower will purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except:

         (a) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's

Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

         (b)      travel  advances  or  loans  to  a  Borrower's   Officers  and
employees not exceeding at any one time an aggregate of $35,000;

         (c) existing officer and employee loans secured by stock of the Parent Borrower as set out on Schedule 5.5.

         (d) loans extended to managers of a Borrower as permitted under such Borrower's bonus program;

         (e) loans to TLF Canada not exceeding $500,000 outstanding at any time;

         (f) equity investment in TLF Canada not exceeding $600,000 at any time;

         (g) advances in the form of progress payments, prepaid rent not exceeding two months or security deposits; and

         (h) current investments in the Subsidiaries in existence on the date hereof and listed in Schedule 5.5 hereto.

         Section 6.7 Dividends and Distributions. No Borrower will declare or pay any dividends (other than dividends payable solely in stock of the applicable Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         Section 6.8 Salaries. No Borrower will pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than 15% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

         Section 6.9 Books and Records; Inspection and Examination. Each Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to its business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all company and financial books and records of any Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to such Borrower, and to discuss such

Borrower's affairs with any of its Directors, Officers, employees or agents. Each Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender, at the Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Borrower. Each Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral or any other property of such Borrower at any time during ordinary business hours.

         Section 6.10 Account Verification. The Lender may at any time and from time to time send or require any Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         Section 6.11 Compliance with Laws.

         (a) Each Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

         (b) Without limiting the foregoing undertakings, each Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

         Section 6.12 Payment of Taxes and Other Claims. Each Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of such Borrower; provided, that no Borrower will be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.13 Maintenance of Properties.

         (a) Each Borrower will keep and maintain the Collateral and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.13 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in such Borrower's judgment, desirable in the conduct of its business and not disadvantageous in any material respect to the Lender. Each Borrower will take all commercially reasonable steps necessary to protect and maintain its Intellectual Property Rights.

         (b) Each Borrower will defend the Collateral against all Liens, claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein. Each Borrower will keep all Collateral free and clear of all Liens except Permitted Liens. Each Borrower will take all commercially reasonable steps necessary to prosecute any Person Infringing its Intellectual Property Rights and to defend itself against any Person accusing it of Infringing any Person's Intellectual Property Rights.

         Section 6.14 Insurance. Each Borrower will obtain and at all times maintain insurance with insurers believed by that Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which that Borrower operates. Without limiting the generality of the foregoing, each Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.15 Preservation of Existence. Each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.16 Delivery of Instruments, etc. Upon request by the Lender, each Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by that Borrower.

         Section 6.17 Sale or Transfer of Assets; Suspension of Business Operations. No Borrower will sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. No Borrower will transfer any part of its ownership interest in any Intellectual Property Rights or permit any agreement under which it has licensed Licensed Intellectual Property to lapse, except that a Borrower may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If a Borrower transfers any Intellectual Property Rights for value, that Borrower will pay over the proceeds to the Lender for application to the Obligations. No Borrower will license any other Person to use any of the Borrowers' Intellectual Property Rights, except that a Borrower may grant licenses in the ordinary course of its business in connection with sales of Inventory or provision of services to its customers.

         Section 6.18 Consolidation and Merger; Asset Acquisitions. No Borrower will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person; provided, however, the Borrower may purchase assets of small independent leather craft retailers, or of similar businesses, in an amount up to $150,000 per transaction and up to $500,000 in the aggregate during any fiscal year so long as (a) no Default Period is then in existence and no Event of Default would occur as a result of such purchase, and (b) after subtracting the amount of such purchase, all trade payables older than 60 days from invoice date, held checks and book overdrafts, the sum of Availability and cash on hand shall be not less than $500,000.

         Section 6.19 Sale and Leaseback. No Borrower will enter into any arrangement, directly or indirectly, with any other Person whereby such Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 6.20 Restrictions on Nature of Business. No Borrower will engage in any line of business materially different from that presently engaged in by the Borrowers and will not purchase, lease or otherwise acquire assets not related to its business.

                  Section 6.21 Accounting. No Borrower will adopt any material change in accounting principles other than as required by GAAP. No Borrower will adopt, permit or consent to any change in its fiscal year.

         Section 6.22 Discounts, etc. After notice from the Lender, no Borrower will grant any discount, credit or allowance to any customer of a Borrower or accept any return of goods sold. No Borrower will at any time modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of a Borrower.

         Section 6.23 Plans. Unless disclosed to the Lender pursuant to Section 5.12, neither any Borrower nor any ERISA Affiliate will (a) adopt, create, assume or become a party to any Pension Plan, (b) incur any obligation to contribute to any Multiemployer Plan, (c) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law) or (d) amend any Plan in a manner that would materially increase its funding obligations.

         Section 6.24 Place of Business; Name. No Borrower will transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. No Borrower will permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. No Borrower will change its name or jurisdiction of organization.

         Section 6.25 Constituent Documents; S Corporation Status. No Borrower will amend its Constituent Documents. No Borrower will become an S Corporation.

         Section 6.26 Performance by the Lender. If any Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Parent Borrower written notice thereof (or in the case of the agreements contained in Sections 6.12 and 6.14, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the applicable Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrowers shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrowers, each Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as that Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of that Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.26.


                                   ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES
                     --------------------------------------

         Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

         (a) Default in the payment of any Obligations when they become due and payable;

         (b) Default in the performance, or breach, of any covenant or agreement of any Borrower contained in this Agreement;

         (c) Any Financial Covenant shall become inapplicable due to the lapse of time and the failure to amend any such covenant to cover future periods;

         (d) Any Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or any Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the applicable Borrower or such Guarantor, as the case may be; or any Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against any Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any Borrower or any Guarantor;

         (e) A petition shall be filed by or against any Borrower or any Guarantor under the United States Bankruptcy Code naming that Borrower or such Guarantor as debtor;

         (f) Any representation or warranty made by any Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by any Borrower (or any of its Officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

         (g) The rendering against any Borrower of an arbitration award, final judgment, decree or order for the payment of money in excess of $100,000 individually or $250,000 in the aggregate in any one fiscal year and the continuance of such arbitration award, judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

         (h) A default under any bond, debenture, note or other evidence of material indebtedness of any Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any material lease or other contract, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease or contract;

         (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Parent Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or any Borrower or any ERISA Affiliate shall have filed for a distress termination of any Pension Plan under Title IV of ERISA; or any Borrower or any ERISA Affiliate shall have failed to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a Lien on any Borrower's assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a Multiemployer Plan which results or could reasonably be expected to result in a material liability of a Borrower to the Multiemployer Plan under Title IV of ERISA.

         (j)      An event of default shall occur under any Security Document;

         (k) Any Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell or attempt to sell all or substantially all of its assets, without the Lender's prior written consent;

         (l) Default in the payment of any amount owed by any Borrower to the Lender other than any indebtedness arising hereunder;

         (m) Any Guarantor or person signing a support agreement in favor of the Lender shall repudiate, purport to revoke or fail to perform his obligations under his guaranty or support agreement in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

         (n) Any event or circumstance with respect to any Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by that Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of any Borrower shall occur; or

         (o) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender shall occur.

         Section 7.2 Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

         (a) the Lender may, by notice to the Parent Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

         (b) the Lender may, by notice to the Parent Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which each Borrower hereby expressly waives;

         (c) the Lender may, without notice to any Borrower and without further action, apply any and all money owing by the Lender to any Borrower to the payment of the Obligations;

         (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which each Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, the Borrowers will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

         (e) the Lender may make demand upon the Borrowers and, forthwith upon such demand, the Borrowers will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.16 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

         (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

         (g)      the  Lender  may   exercise  any  other  rights  and  remedies
available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 7.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind. If the Lender sells any of the Collateral on credit, the Obligations will be reduced only to the extent of payments actually received. If the purchaser fails to pay for the Collateral, the Lender may resell the Collateral and shall apply any proceeds actually received to the Obligations.

         Section 7.3 Certain Notices. If notice to the Borrowers of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.5) at least ten calendar days before the date of intended disposition or other action.


                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

         Section 8.1 Restatement of Old Credit Agreement. This Agreement is executed for the purpose of amending and restating the Old Credit Agreement.

         Section 8.2 Release. Each Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally releases and forever discharges the Lender, the Participants and any and all parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which a Borrower or a Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         Section 8.3 No Waiver; Cumulative Remedies; Compliance with Laws. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

         Section 8.4 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

         Section 8.5 Addresses for Notices; Requests for Accounting. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below next to its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by a person authorized under Section 2.3(b), (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation
(iii) shall be deemed to be sent when received by the Lender and (iv) shall otherwise comply with the requirements of Section 9-210. The Borrowers request that the Lender respond to all such requests which on their face appear to come from an authorized individual and release the Lender from any liability for so responding. The Borrowers shall pay Lender the maximum amount allowed by law for responding to such requests.

         Section 8.6 Servicing of Credit Facility.

         (a) The Lender has entered into a servicing agreement (the "Servicing Agreement") with the Servicer to service and enforce the Loan Documents and collect the Obligations on the Lender's behalf. Pursuant to the Servicing Agreement, the Lender has authorized the Servicer to take certain actions, perform certain duties and exercise certain powers on the Lender's behalf under the provisions of the Loan Documents and any other instruments and agreements referred to in this Agreement.

         (b) The Servicer shall have no duties or responsibilities to the Borrowers, but only to the Lender and then only as expressly set forth in the Servicing Agreement. Without limiting the generality of the foregoing, the Servicer shall have no obligation to make any loans or advances to the Borrowers. Neither the Servicer nor any of its Officers, Directors, employees or agents shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their willful misconduct. The Servicer's duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations with respect to the Loan Documents except as expressly set forth herein. Neither the Borrowers nor any Guarantor shall in any way be construed to be a third party beneficiary of any relationship between the Servicer and the Lender.

         (c) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

         (d) The Borrowers shall be entitled to rely upon any communication whether written or oral sent or made by the Servicer for and on behalf of the Lender with respect to all matters pertaining to the Loan Documents and the Borrowers' duties and obligations hereunder, unless and until the Parent Borrower receives written notice from the Lender that the Servicer is no longer servicing the Credit Facility.

         (e) The Servicer shall hold and be the custodian of the Loan Documents on the Lender's behalf for so long as the Servicer is servicing the Credit Facility.

         (f) The Servicing Agreement may be terminated at any time without prior notice to or consent of the Borrowers. Upon termination of the Servicing Agreement and failure to replace the Servicing Agreement with a new servicing agreement, all references herein to the Servicer shall thereafter mean and refer to the Lender.

         Section 8.7 Further Documents. Each Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the applicable Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 8.8 Costs and Expenses. The Borrowers shall pay on demand all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letter of Credit and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         Section 8.9 Indemnity. In addition to the payment of expenses pursuant to Section 8.8, the Borrowers shall indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                  (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                  (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section
         5.14 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.11(b); and

                  (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrowers, or counsel designated by the Parent Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrowers' obligations under this Section 8.9 shall survive the termination of this Agreement and the discharge of the Borrowers' other obligations hereunder.

                  Section 8.10 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 8.11 Execution in Counterparts; Telefacsimile Execution. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         Section 8.12 Retention of Borrowers' Records. The Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by any Borrower or in connection with the Loan Documents for more than four months after receipt by the Lender.

         Section 8.13 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of each Borrower and the Lender and their respective successors and assigns, except that no Borrower will have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. To the extent permitted by law, each Borrower waives and will not assert against any assignee any claims, defenses or set-offs which such Borrower could assert against the Lender. This Agreement shall also bind all Persons who become a party to this Agreement as a borrower. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding any Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company, and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange any and all information they may have in their possession regarding any Borrower and its Affiliates, and each Borrower any right of confidentiality it may have with respect to such exchange of such information.

         Section 8.14 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 8.15 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.16 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. THE PARTIES AGREE THAT THE LAW OF THE STATE OF MINNESOTA (OTHER THAN CONFLICT OF LAWS RULES OF THE STATE OF MINNESOTA) SHALL BE APPLICABLE TO AND GOVERN ALL ASPECTS OF THIS TRANSACTION AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PARTIES AGREE THAT ALL DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ALL MATTERS PERTAINING TO THE VALIDITY OR ENFORCEABILITY OF SUCH DOCUMENTS AND
AGREEMENTS AS WELL AS ALL MATTERS PERTAINING TO THE INTERPRETATION OR CONSTRUCTION OF SUCH DOCUMENTS AND AGREEMENTS, SHALL BE DETERMINED UNDER AND GOVERNED BY THE LAWS (OTHER THAN CONFLICT OF LAWS RULES) OF THE STATE OF MINNESOTA. FURTHER, THE PARTIES AGREE THAT THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS AND THE SUBJECT MATTER OF SUCH TRANSACTIONS BEAR A REASONABLE RELATION TO THE STATE OF MINNESOTA. THE PARTIES HERETO HEREBY (i) CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MINNESOTA IN CONNECTION WITH ANY CONTROVERSY RELATED TO THIS AGREEMENT; (ii) WAIVE ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT, (iii) AGREE THAT ANY LITIGATION INITIATED BY THE LENDER OR ANY BORROWER IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE VENUED IN EITHER THE DISTRICT COURT OF HENNEPIN COUNTY, MINNESOTA, OR THE UNITED STATES DISTRICT COURT, DISTRICT OF MINNESOTA, FOURTH DIVISION; AND (iv) AGREE THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

The Leather Factory, Inc.                       THE  LEATHER  FACTORY,  INC.,  a
3825 E. Loop 820 South                          Delaware  corporation;  ROBERTS,
P.O. Box 50429                                  CUSHMAN & COMPANY,  INC.,  a New
Ft. Worth, Texas  76105                         York  corporation;  THE  LEATHER
Telecopier: (817) 446-3713                      FACTORY,    INC.,    a    Nevada
Attention: Wray Thompson                        corporation; THE LEATHER FACTORY
                                                OF NEVADA  INVESTMENTS  INC.,  a
With a copy to:                                 Nevada    corporation;     TANDY
                                                LEATHER COMPANY,  INC., a Nevada
Mr. William Warren                              corporation;    TANDY    LEATHER
Loe, Warren, Rosenfield, Kaitcer & Hibbs        COMPANY  INVESTMENTS,   INC.,  a
4420 West Vickery                               Nevada   corporation;    HI-LINE
Ft. Worth, Texas  76107                         LEATHER & MANUFACTURING COMPANY,
Telecopier:  (817) 377-1120                     a  California  corporation;  and
                                                THE LEATHER  FACTORY,  INC.,  an
                                                Arizona corporation

                                                By /s/ Wray Thompson
                                                  ------------------------------
                                                  Wray Thompson
                                                  Its Chief Executive Officer


The Leather Factory, Inc.                       THE  LEATHER  FACTORY,  L.P.,  a
3825 E. Loop 820 South                          Texas limited partnership
P.O. Box 50429
Ft. Worth, Texas  76105                         By THE LEATHER FACTORY,  INC., a
Telecopier: (817) 446-3713                      Nevada  corporation  Its General
Attention: Wray Thompson                        Partner

With a copy to:

Mr. William Warren                              By /s/   Wray Thompson
Loe, Warren, Rosenfield, Kaitcer & Hibbs          ------------------------------
4420 West Vickery                                 Wray Thompson
Ft. Worth, Texas  76107                           Its Chief Executive Officer
Telecopier:  (817) 377-1120

The Leather Factory, Inc.                       TANDY LEATHER  COMPANY,  L.P., a
3825 E. Loop 820 South                          Texas limited partnership
P.O. Box 50429
Ft. Worth, Texas  76105                         By TANDY LEATHER COMPANY,  INC.,
Telecopier: (817) 446-3713                      a Nevada corporation Its General
Attention: Wray Thompson                        Partner

With a copy to:                                 By  /s/ Wray Thompson
                                                  ------------------------------
                                                  Wray Thompson
Mr. William Warren                                Its  Chief   Executive Officer
Loe, Warren, Rosenfield, Kaitcer & Hibbs
4420 West Vickery
Ft. Worth, Texas  76107
Telecopier:  (817) 377-1120

Wells Fargo Bank Minnesota, National            WELLS FARGO BANK MINNESOTA,
Association                                     NATIONAL ASSOCIATION
c/o Wells Fargo Business Credit, Inc.
4975 Preston Park Blvd., Suite 280
Plano, Texas  75093
Telecopier: (972) 867-7838                      By /s/ Thomas W. Tosney
Attention: Thomas J. Krueger                      ------------------------------
                                                  Thomas W. Tosney
                                                  Its Senior Vice President

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

            The undersigned, a guarantor of the indebtedness of The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory, Inc., an Arizona corporation to Wells Fargo Bank Minnesota, National Association pursuant to an Amended and Restated Guaranty of even date herewith, hereby (i) acknowledges receipt of a copy of the foregoing Amended and Restated Credit and Security Agreement (the "Credit Agreement") and (ii) consents to the terms (including without limitation the release set forth in Section 8.2 of the Credit Agreement) and execution thereof.

Dated: March 20, 2002

                                             THE LEATHER FACTORY OF CANADA, LTD.


                                             By /s/ Wray Thompson
                                               ------------------
                                               Wray Thompson
                                               Its Chief Executive Officer

                         Table of Exhibits and Schedules

      Exhibit A                  Form of Revolving Note

      Exhibit B                  Compliance Certificate

      Exhibit C                  Premises

      Exhibit D                  Form of Notice of Borrowing

      Exhibit E                  Form of Notice of Conversion of Advances

      Exhibit F                  Form of Notice to Continue LIBO Rate Advances

      Schedule 3.6               Financing Statement Information

      Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

      Schedule 5.2               Capitalization and Organizational Chart

      Schedule 5.5               Subsidiaries

      Schedule 5.11              Intellectual Property Disclosures

      Schedule 6.3               Permitted Liens

      Schedule 6.4               Permitted Indebtedness and Guaranties

                                               Exhibit A to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                                 REVOLVING NOTE

                                               $7,500,000 Minneapolis, Minnesota
                                                                  March 20, 2002

            For value received, the undersigned, THE LEATHER FACTORY, INC., a Delaware corporation, ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, THE LEATHER FACTORY, INC., a Nevada corporation, THE LEATHER FACTORY OF NEVADA INVESTMENTS INC., TANDY LEATHER COMPANY, INC., a Nevada corporation, TANDY LEATHER COMPANY INVESTMENTS, INC., a Nevada corporation, THE LEATHER FACTORY, L.P., a Texas limited partnership, TANDY LEATHER COMPANY, L.P., a Texas limited partnership, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, THE LEATHER FACTORY, INC., an Arizona corporation (collectively, the "Borrowers" and each a "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand Dollars and No Cents ($7,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to any Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

            This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is issued in substitution for and replacement of, but not in payment of, the Old Revolving Note (as defined in the Credit Agreement). This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

            The  Borrowers   shall  pay  all  costs  of  collection,   including
attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

            Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THE LEATHER FACTORY, L.P.,                      THE  LEATHER  FACTORY,  INC.,  a
a Texas limited partnership                     Delaware  corporation;  ROBERTS,
                                                CUSHMAN & COMPANY,  INC.,  a New
By  THE LEATHER FACTORY, INC.,                  York  corporation;  THE  LEATHER
    a Nevada corporation                        FACTORY,    INC.,    a    Nevada
    Its General Partner                         corporation; THE LEATHER FACTORY
                                                OF NEVADA  INVESTMENTS  INC.,  a
By /s/ Wray Thompson                            Nevada    corporation;     TANDY
  -------------------                           LEATHER COMPANY,  INC., a Nevada
  Wray Thompson                                 corporation;    TANDY    LEATHER
  Its Chief Executive Officer                   COMPANY  INVESTMENTS,   INC.,  a
                                                Nevada   corporation;    HI-LINE
TANDY LEATHER COMPANY, L.P.,                    LEATHER & MANUFACTURING COMPANY,
a Texas limitedpartnership                      a  California  corporation;  and
                                                THE LEATHER  FACTORY,  INC.,  an
By TANDY LEATHER COMPANY, INC.,                 Arizona corporation
      a Nevada corporation
      Its General Partner                         By /s/ Wray Thompson
                                                    ----------------------------
      By /s/ Wray Thompson                          Wray Thompson
        ------------------                          Its Chief Executive Officer
        Wray Thompson
        Its Chief Executive Officer

                                               Exhibit B to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                             Compliance Certificate

To:      Thomas J. Krueger
         Wells Fargo Bank Minnesota, National Association

Date:    ___________________________, 200___

Subject: The  Leather  Factory,  Inc.,  Roberts,  Cushman & Company,  Inc.,  The
         Leather Factory, Inc., The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., Tandy Leather Company Investments, Inc., The Leather Factory, L.P., Tandy Leather Company, L.P., Hi-Line Leather & Manufacturing Company, The Leather Factory, Inc.

         Financial Statements

         In accordance with our Amended and Restated Credit and Security Agreement dated as of March 20, 2002 (the "Credit Agreement"), attached are the financial statements of The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc.,
Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory, Inc., an Arizona corporation (collectively, the "Borrowers" and each a "Borrower") as of and for ________________, 200___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition as of the date thereof.

         Events of Default. (Check one):
                  -----------------

         |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.


         |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrowers acknowledge that pursuant to Section 2.9(c) of the Credit
                  Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period.

                  Financial Covenants. I further hereby certify as follows:
                  -------------------

         1.       Minimum  Book Net Worth.  Pursuant  to  Section  6.2(a) of the
Credit Agreement, as of the Reporting Date, the Parent Borrower's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

------------------------------------------------- ---------------------------------------------------
                      Period                                    Minimum Book Net Worth
------------------------------------------------- ---------------------------------------------------
      January 1st through March 30th of each        $100,000 less than actual Book Net Worth on the
                       year                                     preceding December 31st
------------------------------------------------- ---------------------------------------------------
       March 31st through June 29th of each       $225,000 more than the actual Book Net Worth on the
                       year                                     preceding December 31st
------------------------------------------------- ---------------------------------------------------
       June 30th through September 29th of        $450,000 more than the actual Book Net Worth on the
                    each year                                   preceding December 31st
------------------------------------------------- ---------------------------------------------------
     September 30th through December 30th of      $675,000 more than the actual Book Net Worth on the
                    each year                                   preceding December 31st
------------------------------------------------- ---------------------------------------------------
            December 31st of each year            $900,000 more than the actual Book Net Worth on the
                                                                preceding December 31st
------------------------------------------------- ---------------------------------------------------

         2. Minimum Year-to-Date Net Income. Pursuant to Section 6.2(b) of the Credit Agreement, the Parent Borrower's fiscal year-to-date Net Income for the ________ period ending on the Reporting Date, was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:


----------------------------- ------------------- ---------------------------------------------------
                     Period                                        Minimum Net Income
------------------------------------------------- ---------------------------------------------------
   January 1st through March 30th of each year                        $(100,000)
------------------------------------------------- ---------------------------------------------------
    March 31st through June 29th of each year                          $225,000
------------------------------------------------- ---------------------------------------------------
  June 30th through September 29th of each year                        $450,000
------------------------------------------------- ---------------------------------------------------
September 30th through December 30th of each year                      $675,000
------------------------------------------------- ---------------------------------------------------
           December 31st of each year                                  $900,000
------------------------------------------------- ---------------------------------------------------

         3. Minimum Net Income. Pursuant to Section 6.2(c) of the Credit Agreement, the Parent Borrower's Net Income for the three-month period ending on the Reporting Date, was $____________, which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $(200,000).

         4. Capital Expenditures. Pursuant to Section 6.2(d) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend during the fiscal year ended ______________, 200___, for Capital Expenditures, $__________________ in the
aggregate, which |_| satisfies |_| does not satisfy the requirement that such expenditures not exceed $700,000 in the aggregate during the 2001 fiscal year, or more than $500,000 in the aggregate during any fiscal year thereafter.

         5. Salaries. As of the Reporting Date, the Borrowers |_| are |_| are not in compliance with Section 6.8 of the Credit Agreement concerning salaries.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                           THE LEATHER FACTORY, INC., a Delaware
                                           corporation



                                           By ____________________________
                                           Its Chief Financial Officer


                                               Exhibit C to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                                    Premises

         The Premises referred to in the Amended and Restated Credit and Security Agreement are described as follows:

------ ----------------------------------- ------ -----------------------------------
Unit #               Location              Unit #               Location
------ ----------------------------------- ------ -----------------------------------
  01   The Leather Factory, L.P.             02   The Leather Factory, L.P.
       3101 Williams Street                       4488 Forest Street
       Chattanooga, TN 37410                      Denver, CO 80216
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  03   1818 North Cameron Street             04   3847 East Loop 820 South
       Harrisburg, PA 17110                       Fort Worth, TX 76119
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  05   2750 North Clovis Avenue              06   5041 N.E. 14th Street
       Fresno, CA 93747                           Des Moines, IA 50316
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  07   425 North 19th Avenue                 08   2341 East Kearney
       Phoenix, AZ 85009                          Springfield, MO 65803
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  09   28 West Boone Avenue                  10   2412 Candelaria, NE
       Spokane, WA 99201                          Albuquerque, NM 87107
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  11   1101 South State Street               12   1376-A Main Avenue
       Salt Lake City, UT 84111                   Baldwin Park, CA 91706
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  13   4901-A Rio Vista                      14   5710 Mobud Street
       Tampa, FL 33634                            San Antonio, TX 78238
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  15   4683 Morse Center Drive               16   8340 Burnham Road, Suite 100
       Columbus, OH 43229                         El Paso, TX 79907
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  17   919 East 14th Street                  18   3134 South Division Avenue
       Oakland, CA 94606                          Wyoming, MI 49548
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  19   2435 West Pawnee                      20   5617 Crawford Street
       Wichita, KS 67213                          New Orleans, LA 70123
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  21   13221 N.E. Whitaker Way               22   2526 South Tyron Street
       Portland, OR 97230                         Charlotte, NC 28203
------ ----------------------------------- ------ -----------------------------------


------ ----------------------------------- ------ -----------------------------------
Unit #               Location              Unit #               Location
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  23   115 North 30th Street                 24   5320 Cameron Road
       Billings, MT 59101                         Austin, TX 78723
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  25   3651 East 44th Street                 26   1703 Texas Parkway
       Tucson, AZ 85713                           Missouri City, Texas 77489-2171
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory, L.P.                  The Leather Factory, L.P.
  27   3201 Military Parkway #C-100          28   1041 David Road
       Mesquite, Texas 75149-2790                 Elgin, Illinois 60123
------ ----------------------------------- ------ -----------------------------------
       Roberts, Cushman & Company, Inc.           The Leather Factory of Canada, Ltd.
  50   3510-36th Avenue                      70   104 King Edward Street East
       Long Island City, NY 11106                 Winnipeg, Manitoba R3H ON8
------ ----------------------------------- ------ -----------------------------------
       The Leather Factory of Canada, Ltd.        Tandy Leather Company, L.P.
  71   5562 Tomken Road                      101  5882 E. Berry Street
       Mississauga, Ontario L4W 1P4               Fort Worth, Texas 76119-4388
------ ----------------------------------- ------ -----------------------------------
  102  Tandy Leather Company, L.P.           103  Tandy Leather Company, L.P.
       1339 Southwest 59th Street                 285 North Orchard Street
       Oklahoma City, Oklahoma 73119              Boise, Idaho 83706
------ ----------------------------------- ------ -----------------------------------

                                               Exhibit D to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                               NOTICE OF BORROWING

                             -------------, -------

TO:      Wells Fargo Bank Minnesota, National Association
         c/o Wells Fargo Business Credit, Inc.
         4975 Preston Park Blvd., Suite 280
         Plano, Texas  75093
         Telecopier: (972) 867-7838
         Attention: Thomas J. Krueger


         We refer to that certain Amended and Restated Credit and Security Agreement dated as of March 20, 2002 (as amended or modified to date, the "Credit Agreement") by and between The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory, Inc., an Arizona corporation and Wells Fargo Bank Minnesota, National Association Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

         Pursuant to Section 2.3(b) of the Credit Agreement, we hereby request or confirm our request for an Advance on the date, of the type(s) and in the amount(s) specified below.



                                                                 Interest Period
                                                                 (LIBO Rate
Amount of Advance     Type of Advance      Date of Borrowing     Advances Only)
-----------------     ---------------      -----------------     ---------------
$

                                           THE LEATHER FACTORY, INC., a Delaware
                                           corporation


                                           By
                                             -----------------------------------
                                           Its
                                              ----------------------------------

                                               Exhibit E to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                   NOTICE OF CONVERSION TO LIBO RATE ADVANCES

                             -------------, -------

TO:      Wells Fargo Bank Minnesota, National Association
         c/o Wells Fargo Business Credit, Inc.
         4975 Preston Park Blvd., Suite 280
         Plano, Texas  75093
         Telecopier: (972) 867-7838
         Attention: Thomas J. Krueger


         We refer to that certain Amended and Restated Credit and Security Agreement dated as of March 20, 2002 (as amended or modified to date, the "Credit Agreement") by and between The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory, Inc., an Arizona corporation and Wells Fargo Bank Minnesota, National Association Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

         Pursuant to Section 2.4(a) of the Credit Agreement, we hereby request or confirm our request that Floating Rate Advances in the aggregate amounts specified below be converted to LIBO Rate Advances on the date(s) and for the Interest Period(s) specified below.

Amount of Floating Rate
Advances To Be Converted           Date of Conversion            Interest Period
------------------------           ------------------            ---------------
$

                                           THE LEATHER FACTORY, INC., a Delaware
                                           corporation



                                           By
                                             -----------------------------------
                                           Its
                                              ----------------------------------

                                               Exhibit F to Amended and Restated
                                               ---------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                      NOTICE TO CONTINUE LIBO RATE ADVANCE

                             -------------, -------

TO:      Wells Fargo Bank Minnesota, National Association
         c/o Wells Fargo Business Credit, Inc.
         4975 Preston Park Blvd., Suite 280
         Plano, Texas  75093
         Telecopier: (972) 867-7838
         Attention: Thomas J. Krueger


         We refer to that certain Amended and Restated Credit and Security Agreement dated as of March 20, 2002 (as amended or modified to date, the "Credit Agreement") by and between The Leather Factory, Inc., a Delaware corporation, Roberts, Cushman & Company, Inc., a New York corporation, The Leather Factory, Inc., a Nevada corporation, The Leather Factory Of Nevada Investments Inc., Tandy Leather Company, Inc., a Nevada corporation, Tandy Leather Company Investments, Inc., a Nevada corporation, The Leather Factory, L.P., a Texas limited partnership, Tandy Leather Company, L.P., a Texas limited partnership, Hi-Line Leather & Manufacturing Company, a California corporation, The Leather Factory, Inc., an Arizona corporation and Wells Fargo Bank Minnesota, National Association Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

         Pursuant to Section 2.4(b) of the Credit Agreement, we hereby request or confirm our request that LIBO Rate Advances in the aggregate amount(s) specified below be renewed on the date(s) and for the Interest Period(s) specified below.

  Amount of LIBO Rate                 Date of
Advances to be Renewed        Expiring Interest Period       New Interest Period
----------------------        ------------------------       -------------------
$



                                           THE LEATHER FACTORY, INC., a Delaware
                                           corporation


                                           By
                                             -----------------------------------
                                           Its
                                              ----------------------------------



                                            Schedule 3.6 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                         Financing Statement Information

-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification                       Name, address and
number of Debtor:                                               number of Debtor:

The Leather Factory, Inc., a Delaware corporation               The Leather Factory, L.P., a Texas limited partnership
3825 E. Loop 820 South                                          3825 E. Loop 820 South
P.O. Box 50429                                                  P.O. Box 50429
Ft. Worth, Texas 76105                                          Ft. Worth, Texas 76105
Employer Identification No. 75-2543540                          Employer Identification No. 75-1721123
Organization Identification No. 2390602                         Organization Identification No.  14407810

-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification                       Name, address and employer identification
number of Debtor:                                               number of Debtor:

The Leather Factory, Inc., an Arizona corporation               Roberts, Cushman & Company, Inc.
3825 E. Loop 820 South                                          c/o The Leather Factory, Inc.
P.O. Box 50429                                                  3825 E. Loop 820 South
Ft. Worth, Texas 76105                                          P.O. Box 50429
Employer Identification No. 86-0540648                          Ft. Worth, Texas 76105
Organization Identification No.  01831844                       Employer Identification No. 13-2682601
                                                                Organization Identification No.  N/A

-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification                       Name, address and employer identification
number of Debtor:                                               number of Debtor:

Hi-Line Leather & Manufacturing Company                         The Leather Factory, Inc., a Nevada corporation
c/o The Leather Factory, Inc.                                   c/o The Leather Factory, Inc.
3825 E. Loop 820 South                                          3825 E. Loop 820 South
P.O. Box 50429                                                  P.O. Box 50429
Ft. Worth, Texas 76105                                          Ft. Worth, Texas 76105
Employer Identification No. 94-1122115                          Employer Identification No. 88-0481097
Organization Identification No. CO202932                        Organization Identification No. D32939-2000

-------------------------------------------------------------   --------------------------------------------------------


-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification                       Name, address and employer identification
number of Debtor:                                               number of Debtor:

The Leather Factory of Nevada Investments, Inc., a Nevada       Tandy Leather Company, Inc., a Nevada corporation
corporation                                                     c/o The Leather Factory, Inc.
c/o The Leather Factory, Inc.                                   3825 E. Loop 820 South
3825 E. Loop 820 South                                          P.O. Box 50429
P.O. Box 50429                                                  Ft. Worth, Texas 76105
Ft. Worth, Texas 76105                                          Employer Identification No.  88-0481095
Employer Identification No. 88-0481093                          Organization Identification No. C32944-2000
Organization Identification No. D32879-2000
-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification                       Name, address and employer identification
number of Debtor:                                               number of Debtor:

Tandy Leather Company Investments, Inc., a Nevada corporation   Tandy Leather Company, L.P., a Texas limited partnership
c/o The Leather Factory, Inc.                                   c/o The Leather Factory, Inc.
3825 E. Loop 820 South                                          3825 E. Loop 820 South
P.O. Box 50429                                                  P.O. Box 50429
Ft. Worth, Texas 76105                                          Ft. Worth, Texas 76105
Employer Identification No. 88-0481098                          Employer Identification No. 75-2909082
Organization Identification No. C32877-2000                     Organization Identification No. 14425210

-------------------------------------------------------------   --------------------------------------------------------
Name, address and employer identification
number of Secured Party:

Wells Fargo Bank Minnesota, National Association
c/o Wells Fargo Business Credit, Inc.
4975 Preston Park Blvd. Suite 280
Plano, Texas  75093
Federal Tax Identification No. 41-1237652

-------------------------------------------------------------   --------------------------------------------------------

                                            Schedule 5.1 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------



             Trade Names, Chief Executive Office, Principal Place of
                     Business, and Locations of Collateral



                                   Trade Names
                                   -----------


                            The Leather Factory, Inc.
                        Roberts, Cushman & Company, Inc.
                     Hi-Line Leather & Manufacturing Company
                               The Leather Factory
                           Royal Crown Custom Leathers
                         Midas Leathercraft Tool Company
                                   Tejas Lace
                                  Midas Metals
                              Tandy Leather Company



               Chief Executive Office/Principal Place of Business
               --------------------------------------------------


                            3825 East Loop 820 South
                             Fort Worth, Texas 76119


                     Other Inventory and Equipment Locations
                     ---------------------------------------

                   See locations as listed on Exhibit C hereof


                                            Schedule 5.2 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------

                     Capitalization and Organizational Chart


                                 Capitalization

---------------------------- ----------------------------- ----------------------------------
 Type/Class/Series of Stock   Number of authorized shares   Number of issued and outstanding
                                                                         shares
---------------------------- ----------------------------- ----------------------------------
           Common                     25,000,000                       10,011,161
---------------------------- ----------------------------- ----------------------------------
         Preferred                    20,000,000                          None
---------------------------- ----------------------------- ----------------------------------

Describe any outstanding  subscriptions,  options,  warrants,  calls, contracts,
--------------------------------------------------------------------------------
demands, commitments, or convertible securities.
------------------------------------------------

         The shares beneficially owned by Mr. Morgan and Ms. Morgan are held as community property.

         Evert J. Schlinger also holds an option to acquire 200,000 shares at approximately $.44 per share pursuant to a consulting agreement with the Company. In May 1998 Mr. Schlinger exercised an option to acquire 100,000 shares which were concurrently donated to the Schlinger Foundation, of which Mr. Schlinger is President and sole Trustee. Both the Foundation and Mr. Schlinger disclaim ownership of the share or options owned by the other.

         The Trustee of the Employee's Stock Ownership Plan & Trust ("ESOP") votes the shares held by ESOP which are allocated to participant accounts, as directed by the participants or beneficiaries of the ESOP and, except in certain limited circumstances, may acquire and dispose of the assets of the ESOP only as the ESOP Committee of the ESOP directs. The ESOP Committee is made up of officers and other employee participants of the Company and presently consists of Ronald C. Morgan, Robin L. Morgan, Shannon Greene, Lawrence E. Allen, James Villwock and Jon Thompson. As members of this Committee, such persons may be deemed to share investment power with respect to the allocated shares held by the ESOP. Each of the members of the ESOP Committee disclaims any beneficial ownership of the securities held by the ESOP except for those that have been allocated to such member as a participant in the ESOP. The total number of shares held by the ESOP includes 400,123 shares which are beneficially owned by Directors and the above-names Executive Officers and are reflected in the table as being owned by such persons.

Stock Option Plans
------------------

         The Company has outstanding options to purchase its common stock under the 1995 Stock Option Plan for officers and key management employees and the 1995 Director Non-qualified Stock Option Plan for non-employee directors. The plan for employees provides for the granting of either qualified incentive stock options or non-qualified options at the discretion of the Compensation Committee of the Board of Directors. Options are granted at the fair market value of the underlying common stock at the date of grant. Employee options vest over a five-year period while the director options vest after six months. All options expire ten years from the date of grant and are exercisable at any time after vesting. The Company has reserved 1,100,000 shares of common stock for issuance under these plans, and at December 31, 2001, 2000 and 1999, there were 116,000;
587,000; and 647,000; respectively, in un-optioned shares available for future grants.

         A summary of stock option transactions for the years ended December 31, 2000, 1999, and 1998, is as follows:

                                         2001                     2000                     1999
                                 ----------------------   ----------------------   ----------------------
                                               Weighted                 Weighted                 Weighted
                                               Average                  Average                  Average
                                   Option      Exercise     Option      Exercise     Option      Exercise
                                   Shares       Price       Shares       Price       Shares       Price
                                 ---------    ---------   ---------    ---------   ---------    ---------
Outstanding at January 31          458,000    $   0.814     453,000    $   0.779     543,000        0.758
Granted                            477,000        1.361      60,000        0.958      10,000        0.690
Forfeited or expired                (6,000)       0.751        --           --      (100,000)       0.656
Exchanged                             --           --          --           --          --           --
Exercised                          (83,000)       0.761     (55,000)       0.676        --           --
                                 ---------    ---------   ---------    ---------   ---------    ---------
Outstanding at December 31         846,000    $   1.128     458,000    $   0.814     453,000    $   0.779
                                 =========    =========   =========    =========   =========    =========
Exercisable at end of year         844,000    $   1.123     358,000    $   0.820     318,000    $   0.813
                                 =========    =========   =========    =========   =========    =========
Weighted-average fair value of
 Options granted during year     $    0.81                $    0.61                $    0.45
                                 =========                =========                =========

         The following table summarizes outstanding options into groups based upon exercise price ranges at December 31, 2001:

                                        Options Outstanding                      Options Exercisable
                                 ----------------------------------    ----------------------------------
                                               Weighted   Weighted                  Weighted     Weighted
                                               Average    Average                    Average     Average
                                   Option      Exercise   Maturity       Option     xercise      Maturity
 Exercise Price Range              Shares       Price      (Years)       Shares      Price       (Years)
 --------------------            ---------    ---------   ---------    ---------   ---------    ---------
   $0.75 or Less                    42,000    $   0.584        6.29       42,000   $   0.584         6.29


More than $0.75 and
  Less Than $1.00                  315,000        0.832        4.54      315,000       0.832         4.54

  More than $1.00                  489,000        1.365        9.67      487,000       1.358         9.69
                                 ---------    ---------   ---------    ---------   ---------    ---------
                                   846,000    $   1.128        7.59      844,000   $   1.123         7.60
                                 =========    =========   =========    =========   =========    =========

Warrants
--------

         In connection with the issuance of a Subordinated Debenture in 1997, which has since then been satisfied in its entirety, the Company issued warrants to acquire up to 100,000 shares of Common Stock at $.54 per share to certain unrelated individuals. The warrants may be exercised at anytime until expiration on November 21, 2002.

         Warrants  to  acquire  up  to  200,000   shares  of  common   stock  at
approximately $0.44 per share were issued in conjunction with a consulting agreement to an unrelated individual in August 1998. The warrants may be exercised at anytime until expiration on August 3, 2003. The fair value for these warrants was estimated at the date of grant using the Black Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 5.0%; dividend yield of 0%; volatility factor of .645; and an expected life of 3 years. The estimated fair value of the warrants of $40,000 was recorded as an expense in 1998.

                              Organizational Chart

The Leather Factory, Inc., a Delaware corporation (the "TLF Delaware")
Roberts, Cushman & Company, Inc., a New York corporation ("Roberts Cushman")
The Leather Factory of Canada, Ltd. ("TLF Canada")
The Leather Factory, Inc., a Nevada corporation ("TLF Nevada")
The Leather Factory of Nevada Investments, Inc., a Nevada corporation ("TLF Investments")
Tandy Leather Company, Inc., a Nevada corporation ("Tandy Nevada")
Tandy  Leather  Company   Investments,   Inc.,  a  Nevada  corporation   ("Tandy
Investments")
The Leather Factory, L.P., a Texas limited partnership ("TLF Texas LP")
Tandy Leather Company, L.P., a Texas limited partnership ("Tandy Texas LP")
The Leather Factory, Inc., an Arizona corporation ("TLF Arizona")
Hi-Line Leather & Manufacturing Company, a California corporation ("Hi-Line")

                              ------------
                              TLF Delaware
                              ------------

---------------  ----------  ------------- ---------------  -----------------
Roberts Cushman   LF Canada     Hi-Line    TLF Investments  Tandy Investments
---------------  ----------  ------------- ---------------  -----------------
                                              TLF Nevada      Tandy Nevada
                                           ---------------  -----------------

                                           ---------------  -----------------
                                             TLF Texas LP    Tandy Texas LP
                                           ---------------  -----------------

                                           ---------------
                                             TLF Arizona
                                           ---------------

                                            Schedule 5.5 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------


                                  SUBSIDIARIES



                       The Leather Factory of Canada, Ltd.





                       OFFICER AND EMPLOYEE LOANS SECURED
                           BY STOCK OF PARENT BORROWER



            Mark Angus - $52,783.09 (balance as of December 31, 2001)

                                           Schedule 5.11 to Amended and Restated
                                           -------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------


                        INTELLECTUAL PROPERTY DISCLOSURES



                                 [SEE ATTACHED]

                                            Schedule 6.3 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------


                                 Permitted Liens

 UCC liens securing the Permitted Indebtedness as listed on Schedule 6.4 hereof


                                            Schedule 6.4 to Amended and Restated
                                            ------------------------------------
                                                   Credit and Security Agreement
                                                   -----------------------------


                      Permitted Indebtedness and Guaranties


                                  Indebtedness


------------------  ----------------  -------------  ----------  ------------------------

     Creditor       Principal Amount  Maturity Date   Monthly           Collateral
                                                      Payment
------------------  ----------------  -------------  ----------  ------------------------
AC Financial Corp.     $65,150.00      August 2002    $2,599.00     Computer Equipment
------------------  ----------------  -------------  ----------  ------------------------

 Toyota Financial      $18,676.48     February 2004     $571.57  Forklift (Serial #61536)
------------------  ----------------  -------------  ----------  ------------------------



                                   Guaranties
                                   ----------

                                      NONE